Exhibit 10.20

Certain identified information has been excluded from the exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed.

Land Lease Agreement

between

Fujairah Municipality

and

Brooge Petroleum & Gas Investment Company FZC

Relating to an
Oil Storage Terminal Project
In

The Emirate of Fujairah
United Arab Emirates

إتفاقية إيجار أرض

بين

بلدية الفجيرة

و

شركة بروج للإستثمارات البترولية والغاز ش.م.ح

تتعلق بـ
مشروع محطة تخزين زيت
في

إمارة الفجيرة
الإمارات العربية المتحدة

إتفاقية إيجار أرض – بلدية الفجيرة و شركة بروج للإستثمارات البترولية والغاز ش.م.ح
10 مارس2013

TABLE OF CONTENTS

جدول المحتويات

PO Box 50170 Fujairah UAE Brooge Petroleum & Gas Invst. Co. FZC

Govt. of Fujairah حكومة الفجيرة - بلدية الفجيرة

THIS LAND LEASE AGREEMENT (the **"Agreement"**) is made on the 10 march,2013

Between

FUJAIRAH MUNICIPALITY, (hereinafter referred to as the **"Fujairah Municipality")**; and

Brooge Petroleum & Gas Investment Company FZC with Company Registration No. 13-FZC-1117, a company incorporated in UAE and having its registered office at Fujairah Free Zone in the Emirate Of Fujairah, United Arab Emirates, with postal address P.O. Box 50170, Fujairah, UAE, all in accordance with the local and federal laws of the UAE on the date of this agreement, and/ or its nominee(s), (hereinafter referred to as the "Lessee"),

لقد إبرمت إتفاقية إيجار الأرض هذه ("الإتفاقية")، في هذا اليوم العاشر من مارس 2013

بين

بلدية الفجيرة، (فيما بعد يشار إليها بـ "بلدية الفجيرة")

و

شركة بروج للإستثمارات البترولية والغاز ش. م.ح ، تأسست في دولة الإمارات العربية المتحدة ، رقم ترخيص 13-FZC-1117 و مكتبها المسجل في المنطقة الحرة لإمارة الفجيرة ،صندوق بريد 50170، الفجيرة، وفقاً للقوانين المحلية و الإتحادية لدولة الإمارات العربية المتحدة، في أو عند تاريخ هذه الإتفاقية، و/أو المعين (المعينيين) لديها، (يشار إليه بـ "المستأجر")، يشار إليهم جميعاً بـ "الأطراف" و كل منفرداً بـ "بالطرف".

referred to collectively as the **"Parties"** and each individually as a **"Party"**.

RECITALS

WHEREAS, the Lessee shall develop, finance, design, execute, manage and operate an Oil Storage Terminal as hereinafter referred to and defined as the Project under this Land Lease Agreement from the date of this agreement;

WHEREAS, Fujairah Municipality wishes to lease to the Lessee the Leased Premises to enable the Lessee to carry out the Project;

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Land Lease, Fujairah Municipality and the Lessee covenant and agree as follows:

1. Definitions: Construction and Interpretation

1.1 Definitions:

For the purposes of this Land Lease, the following capitalised words, terms and phrases used specifically in this Land Lease, shall have the meanings set forth in this clause 0

"**Affiliate**" (of Lessee) means a company which, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with a party. For this purpose "control" means the direct or indirect ownership of in aggregate fifty percent (50%) or more of the voting capital.

"**Agreement**" means this Land Lease Agreement.

"**Business Day**" means any day excluding Friday and any day that shall be in the United Arab Emirates or the Emirate of Fujairah a legal holiday or a day on which banking institutions in the Emirate of Fujairah are authorised or required by law or other governmental action to be closed.

"**Claims**" means with respect to the affected

تمهيد:

حيث أن المستأجر، سوف يقوم بتطوير، و تمويل، و تصميم، و تنفيذ، و أن يدير، و يشغل محطة تخزين زيت، كما يشار إليها فيما بعد و تعرف بالمشروع، وفقاً لإتفاقية إيجار الأرض، من تاريخ هذه الإتفاقية.

حيث أن بلدية الفجيرة، ترغب في أن تؤجر إلي المستأجر، المقر المؤجر، لتمكن المستأجر من القيام بالمشروع.

الآن، لذا قبولاً للتعهدات من الطرفين، المبينة في عقد إيجار الأرض هذا، فإن بلدية الفجيرة و المستأجر يتفقان و يوافقان علي التالي:

1. التعريفات: شرح و تفسير

1.1 التعريفات:

لأغراض عقد إيجار الأرض هذا، فإن الكلمات، و المصلحات، و العبارات، التالية المستخدمة خصوصاً في عقد إيجار الأرض هذا، سوف يكون لها المعني المبين في هذا البند 1.1

"**الأصل**" (للمستأجر) يعني الشركة التي سوف تقوم، مباشرة أو غير مباشرة، عن طريق واحد أو أكثر من الوسطاء،و أن تتحكم، أو يتحكم فيها بواسطة، أو ان تكون تحت التحكم العام بواسطة الطرف. لهذا الغرض "التحكم" تعني الملكية المباشرة أو غير المباشرة، و يكون ذلك التحكم بإجمالي نسبة خمسون (50%) أو أكثر من رأس المال الذي له حق التصويت.

"**الإتفاقية**" تعني إتفاقية إيجار الأرض هذه.

"**يوم العمل**" يعني أي يوم ما عدا يوم الجمعة أو أي يوم سوف يكون في دولة الإمارات العربية المتحدة أو في إمارة الفجيرة، إجازة قانونية، أو اليوم الذي يكون مصرح فيه أو مطلوب فيه بواسطة القانون أو إجراء حكومي أخر من المؤسسات المصرفية، أن تكون مغلقة.

"**المطالبات**" تعني فيما يتعلق بالطرف المضرور، و ذلك عن أي شخص، أو أي و كل القضايا، أو الجزاءات، أو الدعاوي القانونية،

P O Box 50170 Fujairah U A E
Brooge Petroleum & Gas Invst. Co. FZC

حكومة الفجيرة - بلدية الفجيرة
Govt. of Fujairah

Party, any Person, any and all suits, sanctions, legal proceedings, claims, assessments, judgements, damages, penalties, fines, liabilities, demands, reasonable out-of-pocket expenses of whatever kind causing losses and damages to be incurred, suffered or sustained by or against such Party (but excluding any loss of profits, consequential losses or other special, incidental, indirect, punitive or consequential damages suffered by that Person).

أو المطالبات، أو التقييم، أو الأحكام، أو الأضرار، أو العقوبات، أو الغرامات، أو المسئوليات، أو الطلبات، أو النفقات النقدية المباشرة المعقولة من أي نوع مما تسبب من الخسائر و الأضرار التي وقعت علي ، أو عاني منها أو تكبدت بواسطة أو ضد أي الطرف (لكن بإستثناء أي فقد للأرباح، أو الخسائر المترتبة، أو أخري خاصة، أو عرضيا، أو غير مباشر، أو جزائي أو أضرار مترتبة، حدثت المعاناة منها بواسطة ذلك الشخص).

"Concession" means the right granted to the Lessee to develop, finance, design, execute, manage and operate the Project on the Leased Premises in accordance with the terms of this Agreement.

"التنازل" يعني الحق الممنوح للمستأجر، ليطور، و يمول، و يصمم، و ينفذ، و يدير، و يشغل، المشروع علي المقر المؤجر، وفقا لشروط هذه الإتفاقية.

"Day" means the 24-hour period beginning and ending at 00:00 midnight United Arab Emirates time.

"اليوم" يعني فترة 24- ساعة، تبدأ و تنتهي في الساعة 00:00 منتصف الليل، توقيت الإمارات العربية المتحدة.

"Dirhams" or **"Dhs."** means lawful currency of the United Arab Emirates.

"الدرهم" أو **"د.هـ"** تعني العملة القانونية لدولة الإمارات العربية المتحدة.

"Earlier Termination Date" has the meaning set forth in clause 4.2 hereof.

"تاريخ الإنهاء المبكر" يحمل المعني المبين في البند 4.2 من هذه الإتفاقية.

"Effective Date" means the date of signature of this Agreement.

"تاريخ السريان" يعني تاريخ توقيع هذه الإتفاقية.

"Environmental Law" means the Federal Law No.24 [1999] of the United Arab Emirates.

"قانون البيئة" يعني القانون الإتحادي رقم 24 (1999)، لدولة الإمارات العربية المتحدة.

"Fils" means one hundredth of a Dirham.

"فلس" يعني جزء واحد من مائة من الدرهم.

"Force Majeure" is defined in clause 16 of this Agreement.

"القوة القاهرة" تم تعريفها في البند 16 من هذه الإتفاقية.

Fujairah Governmental Instrumentality has the same meaning as Governmental Instrumentality but with the deletion of all references to:

"الجهاز الحكومي بالفجيرة" له نفس المعني، الجهاز الحكومي، لكن مع حذف كل المراجع إلي:

(a) the Federal Government of the United Arab Emirates; and

(b) the United Arab Emirates.

(أ) الحكومة الإتحادية لدولة الإمارات العربية المتحدة، و
(ب) الإمارات العربية المتحدة.

"**Government**" means Government of Fujairah.

"الحكومة" يعني حكومة الفجيرة.

P O Box 50170 Fujairah UAE
Brooge Petroleum & Gas Invst. Co. FZC

Govt. of Fujairah

"Fujairah Municipality Event of Default" has the meaning set forth in clause 13.0 hereof.

"حدث التأخير من جانب بلدية الفجيرة" تحمل المعني المبين في البند 13.0 من هذه الإتفاقية.

"Governmental Authorisation" means any authorisation, consent, decree, permit, waiver, privilege, approval from and filings with any Governmental Instrumentality.

"التفويض الحكومي" يعني أي التفويض، و الموافقة، والمرسوم، والإذن، و التنازل، و الإمتياز، و الموافقة، و المكاتبة مع أي جهاز حكومي.

"Governmental Instrumentality" means the Federal Government of the United Arab Emirates, the Government of Fujairah, Fujairah Municipality or any department, authority or political subdivision thereof, and any Person under direct or indirect control of any such government exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or any other governmental entity, instrumentality, agency, authority, corporation, committee or commission,or any independent regulatory authority, in each case within the Emirate of Fujairah or the United Arab Emirates, and any successor to or any assignee of any of the foregoing.

"الجهاز الحكومي" يعني الحكومة الإتحادية لدولة الإمارات العربية المتحدة، أو حكومة الفجيرة، أو بلدية الفجيرة، أو أي دائرة، أو سلطة، أو قسم فرعي سياسي منها، و أي شخص تحت التحكم المباشر و غير المباشر لأي دائرة حكومية تنفيذية، أو تشريعية، أو قضائية، أو تنظيمية، أو ذات وظائف إدارية، أو تتعلق بالحكومة، او اي كيان، أو جهاز، او وكالة، أو سلطة، أو هيئة، او لجنة، أو مفوضية، أو أي سلطة تنظيمية مستقلة، في كل حالة داخل إمارة الفجيرة أو الإمارات العربية المتحدة، و أي خلف أو أي متنازل له لأي مما سبق.

"Handover Date" is estimated to be in the month of and Parties shall mutually agree on a date to be specified when the Handover shall occur.

"تاريخ التسليم" يقدر أن أن يكون حوالي والأطراف سوف تتفق بالإجماع على التاريخ المحدد للتسليم.

"Land Lease" means this Land Lease Agreement, together with its preamble, all exhibits, appendices, amendments and supplements hereto and thereto.

"عقد إيجار الأرض" يعني إتفاقية إيجار الأرض هذه، جميعها مع التمهيد، و كل الطلبات، و الملاحق، و التعديلات، و التكميلات بهذه الإتفاقية و الملحقة بها.

"Law" means any decree, resolution, law, statute, act, ordinance, rule, directive (to the extent having the force of law), order, treaty, code or regulation (including any of the foregoing relating to health or safety matters or any Environmental Law) or any interpretation of the foregoing, as enacted, issued or promulgated by any Governmental Instrumentality of which the Party to which such Law applies has actual knowledge, including amendments, modifications,

"القانون" يعني أي مرسوم بقانون، أو قرار، أو قانون، أو تشريع، أو قرار رسمي، أو قاعدة، أو تعليمات (رسمية بحيث تكون لديها قوة القانون)، أو أمر، أو معاهدة، أو نظام أو لائحة (يشمل أي مما سبق، ما يتعلق بالصحة، أو أمور السلامة، أو أي قانون بيئة) أو أي تفسير لما سبق، كما يسن، أو أصدر، أو نشر بواسطة أي مؤسسة حكومية أو الجريدة الرسمية، إلي الطرف الذي يطبق عليه هذا القانون، و يكون لديه المعرفة الحقيقية، و التي تشمل التعديلات، و التغييرات، و الإمتدادات، و الأبدال، أو إعادة تشريع.

P O Box 50170
Fujairah
U A E
Brooge Petroleum & Gas Invst. Co. FZC

Govt. of Fujairah

extensions, replacements or re-enactments thereof.

"Lease Expiration Date" has the meaning set forth in clause 4 hereof.

"Leased Premises" means the parcel of land provided to the Lessee for the Project located within the area more specifically described with geographical coordinates in Annex 1. For clarification the plot has been identified in two components, Block A meant to store Clean Products & Fuel Oil and Block B meant to store Crude Oil, with an adjustable allocation *(Description of Leased Premises)* attached hereto.

"Lessee" means **Brooge Petroleum & Gas Investment Company FZC** and its successors and permitted assigns.

"Lessee Event of Default" has the meaning set forth in clause 12 hereof.

"Legal Requirements" means all Laws, Governmental Authorisations and other licenses, permits, approvals and agreements, and any injunction or final non-appealable judgement directly applicable to the relevant Party, of any Governmental Instrumentality having jurisdiction over the matter in question.

"Lien" means any mortgage, pledge, caveat, security interest, option agreement, claim, charge or encumbrance of any kind, statutory restraints on dealing with the Plant and Equipment within the Leased Premises or any part thereof, prohibitory orders, right to acquire, assignments by way of security, easement, licence of occupation, reservation, covenant, third party right, trust arrangement for the purpose of providing security or any other security interest of any kind, including retention arrangements and any agreement to create any of the foregoing or having similar effect. For clarification, the Leased Premises shall not be subjected to any Lien.

"تاريخ إنتهاء الإيجار" يحمل المعني المبين في البند 4 من هذه الإتفاقية.

"المقر المؤجر" يعني قطعة الأرض المؤجرة إلي المستأجر، لأجل المشروع، و التي تقع ضمن المنطقة المبينة، وذلك بأكثرتوضيح كما في التنسيقات الجغرافية بالملحق 1. للتوضيح، تم تعريف المقر المؤجر، أنه عبارة عن عدد 2 قطعة أرض، قطعة (أ) يعنى لتخزين منتجات نظيفة و زيت وقود، وقطعة (ب) تعنى لتخزين زيت خام والتصميم قابل للتعديل (بيان المقر المؤجر)، مرفق بهذه الإتفاقية.

"المستأجر" يعني شركة بروج للإستثمارات البترولية والغاز ش.م.ح و خلفائه و المتنازل لهم المسموح لهم.

"حالة تأخير من جانب المستأجر" لها المعني المبين في البند 12 من هذه الإتفاقية.

"المتطلبات القانونية" يعني كل القوانين، و التفاويض الحكومية، و الرخص الأخري، و الأذونات، و الموافقات، و الإتفاقيات، و أي إنذار، حكم نهائي غير قابل للإستئناف، قابل للتطبيق المباشر علي الطرف ذو الصلة، أو أي مؤسسة حكومية لها الإختصاص في الأمر موضوع التساؤل.

"حق الحجز" يعني رهن عقاري، أو رهن، أو إبلاغ ، أو فائدة ضمان، أو إتفاقية إختيارية، أو مطالبة، أو رسم، أو قيود من أي نوع، أو معوقات قانونية في التعامل مع الإنشاءات المقامة علي المقر المؤجر، و المعدات في داخل المقر المؤجر او اي جزء منه، او أي أوامر منع، او حق الإنتفاع، أو التنازل عن طريق الضمان، أو حق المرور، أو رخصة الإشغال، أو الإحتياط، أو التعهد، أو حق الطرف الثالث، أو توفير الثقة لأجل توفير ضمان، أو فائدة ضمان أخري من أي نوع، تشمل ترتيبات حجز جزء من المبالغ، و أي إتفاقية لخلق أي مما سبق أو لديها أثر مشابه لذلك. للتوضيح، فإن المقر المؤجر، يجب ألا يكون خاضع لأي نوع من أنواع الرهن.

P O Box 50170 Fujairah U A E — Brooge Petroleum & Gas Invst. Co.

Govt. of Fujairah

"Person" means any individual, corporation, joint stock company, limited liability company, partnership, joint venture, association, trust, unincorporated organisation, Governmental Instrumentality, or other entity.

الشخص" يعني أي شخص طبيعي، أو شركة، سواء كانت شركة مساهمة، أو شركة ذات مسئولية محدودة، أو شراكة، أو تضامن، أو جمعية، أو إئتمان، أو منظمة غير متحدة، أو مؤسسة حكومية، أو كيان أخر.

"Port of Fujairah" refers to all infrastructure facilities located at the port as more particularly described in the drawings and descriptions of the facilities.

"ميناء الفجيرة" يشير لكل مرافق البنية التحتية، الواقعة في الميناء، و أكثر تحديداً مبينة في الرسومات و بيانات المرافق.

"Port Facilities Agreement" refers to the Agreement relating to the access and use of the Port of Fujairah.

"إتفاقية مرافق الميناء" تشير إلي الإتفاقية، التي تتعلق بدخول و إستعمال ميناء الفجيرة.

"Project" means the design, construction, development, expansion, ownership, management, operation, business, maintaining and use of Oil Storage Terminal on the Leased Premises by the Lessee and all related activities.

"المشروع" يعني التصميم، و التشييد، و التطوير، و الإمتداد ، و الأصول المقامة علي المقر المؤجر، و الإدارة، و التشغيل، و الأعمال، و حفظ و إستخدام محطة تخزين الزيت و /أو مصفاة بعلامة جديدة ، علي المقر المؤجر بواسطة المستأجر و كل نشاطاته ذات الصلة.

"Representatives" mean for the purposes of this Land Lease, the Affiliates, agents and advisers of a Party and the directors, officers and employees of such Party or any of the aforementioned persons.

"الممثلين" يعني لأغراض عقد إيجار الأرض هذا، و توابعه، و مستشارين الطرف، و المدراء، و ضباط، و موظفين هذا الطرف، أو أي من الأشخاص المذكورين أعلاه.

"Rent" has the meaning set forth in clause **5** hereof.

"قيمة الإيجار" يحمل المعني المبين في البند 5 من هذه الإتفاقية.

"Taxes" means any tax, charge, impost, tariff, duty or fee of any kind charged, imposed or levied, directly or indirectly, by any Governmental Instrumentality, including any value-added tax, sales tax, stamp duty, import duty, withholding tax (whether on income, dividends, interest payments, fees, equipment rentals or otherwise), tax on foreign currency loans or foreign exchange transactions, excise tax, property tax, registration fee or license, water tax or environmental, energy or fuel tax including any interest, penalties or other additions thereon.

"الرسوم" تعني أي ضريبة، أو أجر، أو رسم، أو تعريفة، أو فرض أو أتعاب مفروضة من أي نوع، التي تفرض أوتحصل، مباشرة أو غير مباشرة، بواسطة أي جهاز حكومي، و تشمل أي ضريبة قيمة مضافة، أو ضريبة مبيعات، أو ضريبة دمغة، أو رسم إستيراد، أو ضريبة أخري (سواء علي الدخل، أو الحصص، أو دفعات الفائدة، أو الأتعاب، أو إيجار المعدات، أو غيره)، فوائد علي قروض العملة الأجنبية أو معاملات التبادل النقدي، رسوم دفع، رسوم عقار، اتعاب تسجيل، أو رسوم رخصة أو رسوم ماء، أو رسوم بيئية، او طاقة، أو رسوم وقود، تشمل أي فائدة، أو غرامات، أو إضافات أخري.

"Term" has the meaning given in clause 4.1 of this Agreement.

"الفترة" لها المعني المعطي في البند 4.1 من هذه الإتفاقية.

PO Box 50170 Fujairah UAE
Brooge Petroleum & Gas Invest. Co. FZC

Govt. of Fujairah

1.2Construction and Interpretation

Unless the context of this Land Lease otherwise requires:

a) words of any gender include each other gender;
b) words using the singular or plural number also include the plural or singular number, respectively;
c) the terms "hereof," "herein," "hereby," "hereto" and similar words refer to this entire Land Lease and not to any particular Article, Section, Clause, Exhibit, Appendix or Schedule or any other subdivision of this Land Lease;
d) references to "Article," "Section," "Clause," "Exhibit," "Appendix" or "Schedule" are to the Articles, Sections, Clauses, Exhibits, Appendices and Schedules, respectively, of this Land Lease;
e) references to "this Land Lease" or any other agreement or document shall be construed as a reference to such agreement or document as amended, modified or supplemented and in effect from time to time and shall include a reference to any document which amends, modifies or supplements it, or is entered into, made or given pursuant to or in accordance with its terms;
f) whenever this Land Lease refers to a number of days, such number shall refer to calendar days unless Business Days are specified; and
g) all periods of time shall be based on, and computed according to, the Gregorian calendar.

1.2 الشرح و التفسير

ما لم سياق عقد إيجار الأرض هذا، يتطلب بطريقة أخري غيرذلك، فإن العبارات أدناه يكون لها المعني التالي:

(أ) الكلمات عن اي جنس، تشمل الجنس الأخر.

(ب) الكلمات التي تعبر عن المفرد أو الجمع ، أيضاً تشمل تعبير الجمع او المفرد، بالتالي.

(جـ) العبارة "من هذا العقد"، "في هذا العقد"، "، "بموجب هذا العقد"، "بهذا العقد"، و الكلمات المشابهة، تشير إلي كامل عقد إيجار الأرض هذا، و ليست إلي مادة بعينها، أو قسم، أو بند، أو مستند، او ملحق، أو جدول، او أي قسم فرعي أخر من عقد إيجار الأرض هذا.

(د) بالإشارة إلي "المادة"، "القسم"، "البند"،"المستند"، "الملحق" أو "الجدول" ، إنها المواد، و الأقسام، و البنود، و المستندات، و الملاحق، و الجداول، بالتالي من عقد إيجار الأرض هذا.

(هـ) بالإشارة إلي "عقد إيجار الأرض هذا" أو أي إتفاقية أخري او مستند، يجب أن تفسر إستنادا إلي هذه الإتفاقية، أو مستند ، كمعدلة، أو تم تغييرها، أو إلحاقها، و أن تكون نافذة من وقت لأخر، و يجب أن تشمل مرجع غلي المستند، الذي يعدل، يغير، أو يحلق إليه، أو الذ ي تمت مباشرته، أو إبرامه، أو أن يعطي تبعا لـ ، أو وفقاً لشروطه.

(و) أينما يشير عقد الإيجار هذا، إلي عدد الأيام، فإن هذا العدد سوف يشير إلي أيام التقويم، ما لم تكون أيام العمل محددة، و

(ز) كل الفترات الزمنية ، يجب أن تستند علي، و تحتسب وفقاً للتقويم الميلادي.

1.3 Preamble

The foregoing preamble shall form an integral part of this agreement.

1.3 تمهيد:

التمهيد السابق يشكل جزء مكمل لهذه الإتفاقية.

2. Leased Premises

2.1 Leased Premises

In consideration of the Rent to be paid and the terms, covenants, conditions, agreements and obligations to be performed and observed by the Lessee as provided in this Land Lease, and on the terms and subject to the conditions of

2- المقر المؤجر

2.1 المقر المؤجر:

قبولاً لقيمة الإيجار التي سوف تدفع، و الأحكام، و التعهدات، و الشروط، و الإتفاقيات، و الإلتزامات التي سوف تؤدي، و تنفذ بواسطة المستأجر، كما هو وارد في إتفاقية إيجار الأرض هذه، و علي الأحكام، و خضوعا لشروط عقد الإيجار هذا، فإن بلدية الفجيرة بموجب هذا، تمنح و تؤجر إلي المستاجر المقر المؤجر. والمستاجر يوافق ويستأجر المقر المؤجر من قبل بلدية الفجيرة.

P O Box 50170
Fujairah
U A E
Broogee Petroleum & Gas Invst. Co. FZC

Govt. of Fujairah

this Land Lease, Fujairah Municipality hereby grants and leases to the Lessee, and the Lessee hereby hires and takes from Fujairah Municipality, the Leased Premises.

2.2 Quiet Enjoyment:

Fujairah Municipality covenants with the Lessee that upon the Lessee paying the Rent (and all other charges required to be paid by the Lessee hereunder) and performing, observing and keeping all of the terms, covenants, conditions, agreements and obligations of this Land Lease on the Lessee's part to be so performed, observed and kept, the Lessee shall peaceably and quietly hold, occupy and enjoy the Leased Premises during the Term of this Land Lease without any interruption, interference or disturbance, from Fujairah Municipality or from any Person, Representatives or any person claiming under or in trust for Fujairah Municipality or by lessees or occupiers of adjacent or adjoining lands, authorized by or claiming to be an authorized representative of Fujairah Municipality.

2.3 Sublet of Leased Premises

Fujairah Municipality agrees that the Lessee may grant a sub-lease of the whole or any portion of the Leased Premises, upon prior written consent of Fujairah Municipality, such consent not to be unreasonably delayed or withheld.

2.4 Delivery of Possession; Condition of Leased Premises

Fujairah Municipality shall deliver vacant possession of the Leased Premises in a condition suitable for the Project to the Lessee on the Handover Date, free and clear of all Liens.

2.5 Warranty as to Use

Fujairah Municipality warrants that the use of the Leased Premises by the Lessee as

2.2 التمتع الهادئ:

تتعهد بلدية الفجيرة مع المستأجر، بعد أن يلتزم بدفع قيمة الإيجار(و كافة الرسوم الأخري، المطلوب دفعها بواسطته بموجب هذه الإتفاقية) و أن يقوم بأداء، و تنفيذ، و حفظ كل الأحكام، و التعهدات، و الشروط، و الإتفاقيات، و الإلتزامات في عقد الإيجار هذا، التي من جانبه ، سوف تؤدي، و تنفذ، و تحفظ، يحق للمستأجر، بسلام و هدوء، أن يحتفظ و يشغل، و يتمتع بالمقر المؤجر، خلال فترة عقد الإيجار هذا، بدون مقاطعة، أو تدخل، أو إزعاج، من جانب بلدية الفجيرة، أو من أي شخص، أو ممثلين، أو اي شخص يطالب بموجبها أو من جانب بلدية الفجيرة، أو بواسطة المستأجرين، او شاغلين مجاورين أو أراضي مجاورة، مصرحة بواسطة أو من جانب ممثل معتمد لبلدية الفجيرة.

2.3 الإيجار من الباطن للمقر المؤجر:

توافق بلدية الفجيرة، بأن المستأجر قد يمنح إيجار من الباطن، لكل او أي جزء من المقر المؤجر، بموجب موافقة، مسبقة و كتابة من بلدية الفجيرة، مثل هذه الموافقة يجب ألا تؤخر أو تعرقل بطريقة غير معقولة.

2.4 تسليم المقر المؤجر: حالة المقر المؤجر:

يجب أن تسلم بلدية الفجيرة المقر المؤجر شاغراً، في حالة مناسبة للمشروع، إلي المستأجر، في تاريخ التسليم، خالية و نظيفة من كل الحجوزات.

2.5 ضمان الإستعمال:

تشترط بلدية الفجيرة، بأن إستخدام المقر المؤجر بواسطة المستأجر، كما هو موضح في عقد إيجار الأرض هذا، سوف لا ينتهك إي قيودات، أو تحفظات، أو قوانين تتعلق بالمقر المؤجر. و الإلتزام

P O Box 50170
Fujairah
U A E
Brooge Petroleum & Gas Invest. Co. FZC

حكومة الفجيرة - بلدية الفجيرة
Govt. of Fujairah

contemplated by this Land Lease will not violate any restrictions, reservations, or Laws in relation to the Leased Premises.

بالغرض المخصص لأجله المقر المؤجر.

3.0 Access to the Leased Premises, Utilities and Formalities:

3.0 الدخول إلي المقر المؤجر، و المرافق، و الإجراءات الشكلية:

3.1 Access to the Leased Premises:

For the purpose of providing access to the Leased Premises by individuals and vehicles, Fujairah Municipality hereby grants the Lessee and its representatives, employees, contractors a free non-exclusive easement, over and across the land contiguous to the Lease Premises for vehicular and pedestrian ingress and egress to, from and among the Leased Premises to and from the public rights-of-way, including temporary roads needed during construction and operation of the Project to access the Leased Premises. A representative of Fujairah Municipality shall, after giving the Lessee prior written notice, be entitled to enter the Leased Premises for a purpose as shall be specified in such notice.

3.1 الدخول إلي المقر المؤجر:

لغرض توفير مدخل إلي المقر المؤجر، بواسطة الأفراد، و السيارات، فإن بلدية الفجيرة تمنح المؤجر، و ممثليه، و موظفيه، و المقاولين، حق مرور،غير حصري، مجاناً، علي و عبر الأراضي المجاورة للمقر المؤجر، للمركبات و المشاة، دخولاً و خروجاً، من و بين المقر المؤجر، وفقاً للحقوق العامة للطريق، التي تشمل الطرق المؤقتة، المحتاج إليها، خلال تشييد و عمليات المشروع، لدخول المقر المؤجر. سوف يقوم ممثل بلدية الفجيرة ، بعد منح إشعار مكتوب مسبق الى المستأجر ، لغرض دخول المقر المستأجر، و للغرض الذي سوف يحدد في هذا الإشعار.

3.2 Utilities procured by the Lessee

Fujairah Municipality shall assist the Lessee in the procurement of the Utilities such as power, water, drainage systems, sewerage, telecommunication etc. from various service providers. Fujairah Municipality shall identify and provide the necessary service corridor in connection with linking the Leased Premises with the Utilities. The Lessee shall be responsible for all costs associated with the procurement, consumption and use of the Utilities.

3.2 المرافق المتحصل عليها بواسطة المستأجر:

علي بلدية الفجيرة أن تساعد المستأجر، في الحصول علي المرافق، مثل الكهرباء، الماء، أنظمة التصريف، الصرف، الإتصالات، إلخ، من مقدمي الخدمة المختلفين. علي بلدية الفجيرة أن تعرف و توفر ممر خدمة ضروري، فيما يتعلق بربط المقر المؤجر بالمرافق. علي المستأجر أن يكون مسئولاً عن كل التكاليف التي تخص الحصول عليها، و كذلك إستهلاك، و إستعمال المرافق.

3.3 Formalities

At the Lessee's request and in accordance with all Laws, Fujairah Municipality shall issue relevant official documents necessary for the Lessee, its Representatives or contractors to perform their duties in relation to the Project provided that the Lessee, its Representatives or contractors shall have complied with all

3.3 الإجراءات الشكلية:

عند طلب المستأجر و وفقاً للقوانين، علي بلدية الفجيرة إصدار المستندات الرسمية ذات الصلة، الضرورية للمستأجر، او ممثليه، أو المقاولين، لأداء واجباتهم فيما يتعلق بالمشروع، شريطة أن المستأجر أو ممثليه أو المقاولين، أن يكونوا ملتزمين بكل القوانين، فيما يتعلق بالحصول عليها و الإحتفاظ بها.

P O Box 50170 Fujairah U A E
Brooge Petroleum & Gas Invst. Co. FZC
مجموعة بروج للإستثمارات البترولية والغاز - ش.م.ح

حكومة الفجيرة - بلدية الفجيرة
Govt. of Fujairah

required Laws in relation to the obtaining and maintaining such official documents.

4- Term

4.1 The Term

Unless this Land Lease is earlier terminated pursuant to the provisions hereof, the term of this Land Lease shall be for a period of successive thirty years, which period shall commence on and as of the Effective Date and automatically renewable for another successive thirty years and shall expire, without notice or any other action on the part of Fujairah Municipality, the Lessee or any other Person, or Representatives at 11:59:59 p.m. Fujairah time on the last Day of the month in which the successive sixtieth (60th) anniversary of the Handover Date ("Lease Expiration Date").

With mutual agreement, this Land Lease can be renewed or extended for a further period upon the terms and conditions to be mutually agreed by the Parties.

4- المدة:

4.1 مدة العقد:

ما لم أن ينهي عقد إيجار الأرض هذا مبكرا، تبعا لأحكام هذه الإتفاقية، فإن مدة عقد إيجار الأرض هذا، تكون مدة ثلاثين سنة متتالية، التي تبدأ إعتبارا من تاريخ التوقيع، و تلقائياً تجدد إلي ثلاثين سنة متتالية أخري، و التي تنتهي بدون إنذار، أو أي إجراء أخر من بلدية الفجيرة، أو المستأجر، أو أي شخص أخر، أو ممثلين، في الساعة 11:59:59 مساء، بتوقيت الفجيرة، في اليوم الأخير من الشهر، الذي يكون فيه العيد الستون، لتاريخ التسليم ("تاريخ إنتهاء الإيجار").

بإتفاق الجانبين، فإنه يمكن تجديد أو تمديد عقد إيجار الأرض هذا، لفترة إضافية، وفقاً للشروط و الأحكام، التي يتم الإتفاق عليها ثنائيا، بواسطة الأطراف.

4.2 Earlier Termination.

This Land Lease may be terminated on a date (herein referred to as the "Earlier Termination Date") prior to the Lease Expiration Date under the following circumstances:

a) by mutual agreement of Fujairah Municipality and the Lessee;
b) by Fujairah Municipality in accordance with the provisions of clause 12 *(Lessee Events of Default; Fujairah Municipality Remedies)* hereof upon the occurrence of a Lessee Event of Default; or
c) by the Lessee in accordance with the provisions of clause 13 *(Fujairah Municipality Events of Default; Lessee Remedies)* hereof upon the occurrence of a Fujairah Municipality Event of Default.

4.2 الإنهاء المبكر:

عقد إيجار الأرض هذا، قد يتم إنهائه في تاريخ (يشار إليه في هذه الإتفاقية بـ "تاريخ الإنهاء المبكر")، قبل تاريخ إنتهاء الإيجار، تحت الحالات التالية:

(أ) بواسطة الإتفاق الثنائي، لبلدية الفجيرة و المستأجر.
(ب) بواسطة بلدية الفجيرة، وفقاً للبند 12(حالات تأخير المستأجر:معالجات بلدية الفجيرة)، من ذلك البند، في حالة حدوث حالة تأخير من المستاجر: او
(جـ) بواسطة المستأجر، وفقاً لأحكام البند 13 (بلدية الفجيرة، حالات التأخير، معالجات المستاجر) ، من ذلك البند، في حالة حدوث حالة تأخير من بلدية الفجيرة.

4.3 Effect of Term's Expiry or Earlier Termination.

The Parties agree that upon the expiry of the

4.3 أثر شرط إنتهاء الإتفاقية أو الإنهاء المبكر:

توافق الأطراف علي إنه عند إنتهاء مدة الإيجار أو إنهاءه المبكر بواسطة أي طرف، فإن كل الأصول المقامة علي المقر المؤجر، و

PO Box 50170 Fujairah UAE
Brooge Petroleum & Gas Invst. Co. FZC

حكومة الفجيرة - بلدية الفجيرة
Govt. of Fujairah

Lease or its early termination by either party, all the assets, trade name and trademark shall remain the sole and exclusive property of the Lessee and the latter shall dispose of the same in the way it deems fit.

الإسم التجاري، و العلامة التجارية، سوف تظل ملكية مفردة و حصرية للمستأجر، و يجب علي الأخير أن يتصرف في ذلك، بالطريقة التي تعتبر ملائمة.

5.0 Rent

5.1 Ground Site

In consideration for the grant, demise and lease by Fujairah Municipality of the Leased Premises, having a total area of 153,082 square meters, the Lessee shall pay to Fujairah Municipality rent (herein referred to as "Rent"). The Rent during the Term shall be an amount equal to Dirhams Fifty (Dhs. 50.00) per square meter per annum for the Leased Premises. During the Term of this Land Lease, the Rent shall be increased at the end of each year. The increase in the Rent shall correspond to two (2) percent increase over the preceding Rent. The applicable Rent shall be imposed on the Lessee from handover date.

5.0 قيمة الإيجار:

5.1 موقع الأرض:

قبولاً للمنح، و التوقف، و الإيجار، بواسطة بلدية الفجيرة للمقر المؤجر، بإجمالي مساحة 153,082 متر مربع، فيجب علي المستأجر أن يدفع إلي بلدية الفجيرة، قيمة إيجار (يشار إليها في هذه الإتفاقية بقيمة الإيجار). سوف تكون قيمة الإيجار خلال الفترة، مساوية لمبلغ و قدره 50 درهم (خمسون درهم) علي المتر المربع بالسنة، للمقر المؤجر. و خلال فترة عقد إيجار الأرض هذا، سوف تزيد قيمة الإيجار في نهاية كل سنة من سنوات العقد. سوف تساوي الزيادة في قيمة الإيجار، نسبة زيادة إثنين (2%) علي قيمة إيجار السنة السابقة. سوف تفرض قيمة الإيجار المطبقة، علي المستأجر من تاريخ تسليم الموقع.

5.2 Place of Payment.

All amounts in respect of Rent shall be paid to Fujairah Municipality in Dirhams by immediately available funds, on demand and without counterclaim, deduction or set off of any kind. The Rent shall be paid by the Lessee to FM annually in advance in four equal instalments. .

5.2 مكان الدفع:

يجب أن تدفع كل المبالغ، التي تتعلق بقيمة الإيجار، إلي بلدية الفجيرة، بالدرهم بواسطة الطرق المالية المتاحة، عند الطلب، و بدون دعوي مقابلة، أو خصم أو موازنة من أي نوع. يجب أن تدفع قيمة الإيجار، بواسطة المستأجر إلي بلدية الفجيرة، سنوياً مقدماً، بموجب أربعة أقساط متساوية.

5.3 Port Facilities Agreement

The Lessee shall be required to enter into a Port Facilities Agreement with the Port of Fujaira not later than three months from the Effective Date of this Agreement. .

5.3 إتفاقية مرافق الميناء:

سوف يكون مطلوبا من المستأجر، إبرام إتفاقية مرافق الميناء، في مدة أقصاها ثلاثة أشهر، من تاريخ سريان هذه الإتفاقية.

6.0 Consents and other Documents.

Fujairah Municipality undertakes upon the reasonable request of the Lessee, to sign any consents or acknowledgements that the Lessee

6.0 الموافقات و الشروط الأخرى:

تتعهد بلدية الفجيرة، وفقا لطلب معقول من المستاجر، أن توقع أي موافقات، أو إقرارات، التي يجوز للمستاجر أن يحددها بصورة معقولة، كما قد تكون مطلوبة من حين لأخر، لتشييد،و تشغيل، و

P O Box 50170 Fujairah UAE
Brooga Petroleum & Gas Invst. Co. FZC

حكومة الفجيرة - بلدية الفجيرة
Govt. of Fujairah

may reasonably designate, as may be required from time to time to construct, operate & manage the Project (each a Third Party) and provided that, such consents or acknowledgements shall not provide the relevant Third Party with any more rights than those provided to the Lessee under this Land Lease.

7.0 Taxes and other covenants

7.1 Responsibility for Taxes

The Lessee shall be responsible to pay all Taxes that are imposed on the Lessee by the Federal Government of the United Arab Emirates or Fujairah Municipality. Notwithstanding the Parties acknowledge that the Leased Premises is a free trade zone and that the Lessee will be entitled to all benefits applying to free zone entities, including benefits in respect of Taxes.

7.2 Lessee Covenants

The Lessee covenants with Fujairah Municipality that throughout the Term it will:

a. to commission an Environmental Impact Assessment Study all in accordance with the stipulations and regulations of the Federal Law No. 24 [1999] and submit the same to the Environmental Section of Fujairah Municipality for review and approval;

b. ensure that the Leased Premises are maintained, and the facility is operated, in accordance with all Laws, good industrial practices and in a manner that would not be injurious to health or cause damage to property;

c. not use the Leased Premises for any purpose other than the Project or with prior permission;

إدارة المشروع،(كل طرف ثالث)، و شريطة أن، هذه الموافقات، أو الإقرارات، سوف لا تزود الطرف الثالث ذو الصلة، بأي حقوق أكثر من تلك الموفرة للمستأجر بموجب عقد الإيجار هذا.

7.0 الرسوم و التعهدات الأخرى:

7.1 المسؤولية عن الرسوم:

سوف يكون المستأجر مسؤولاً عن دفع كل الضرائب، التي تفرض بواسطة الحكومة الإتحادية لدولة الإمارات العربية المتحدة أو بلدية الفجيرة.ومع ذلك فأن الأطراف تقر بأن المقر المؤجر هو منطقة تجارة حرة، و سوف يكون المستأجر مستحقاً لكل المنافع المطبقة علي كيانات المنطقة الحرة، بما في ذلك المنافع الخاصة بالضرائب.

7.2 تعهدات المستأجر:

تعهدات المستأجر مع بلدية الفجيرة، خلال فترة الإتفاقية، سوف تكون:

أ- ان يقوم بدراسة تقييم التأثير البيئي، جميعاً وفقاً لشروط و لوائح القانون الإتحادي رقم 24 (1999)، و أن يقدم ذلك إلي قسم البيئة، ببلدية الفجيرة، للمراجعة و الموافقة:

ب- ان يؤكد أن المقر المؤجر، مصان، و المرافق تشغل، وفقاً لكل القوانين، و الممارسات الصناعية الجيدة، علي النمط الذي سوف يكون غير ضار بالصحة، أو يسبب ضرر للممتلكات.

جـ- عدم إستخدام المقر المؤجر لأي غرض، بخلاف المشروع، أو بإذن مسبق.

د- أن يوفر وسائل الأمن و السلامة، للمقر المؤجر، و تكون في مكانها في كل الاوقات.

هـ- عدم تشييد مباني أو مرافق أخري، علي المقر المؤجر، تخرج عن أغراض المشروع.

و- عدم القيام بأي شئ داخل و خارج المقر المؤجر، الذي قد يسبب إزعاج، أو ضرر، أو مضايقة، إلي بلدية الفجيرة أو اي شخص.

ز- تأمين ساري، في كل الأوقات، فيما يتعلق بتخزين الزيت و كل النشاطات الأخري التي يقوم بها المستأجر علي المقر المؤجر، وفقاً للشروط و الأحكام المقبولة بواسطة بلدية الفجيرة، و أن تسلم إلي بلدية الفجيرة خلال 30 يوم من تاريخ التسليم، و في تاريخ كل تجديد لأي بوليصة تأمين، و كل بوالص التأمين، والإيصالات، و مذكرات التقديم: و

Brooge Petroleum & Gas Invst. Co. FZC
P O Box 50170
Fujairah
U A E

حكومة الفجيرة - بلدية الفجيرة
Govt. of Fujairah

d. ensure that appropriate security arrangements for the Leased Premises are in place at all times;

e. not construct any buildings or other facilities on the Leased Premises other than for the purposes of the Project;

f. not do anything in or outside the Leased Premises that might cause nuisance, damage or annoyance to Fujairah Municipality or any Person;

g. effect insurance at all times in relation to the oil storage and all other activities carried out by the Lessee on the Leased Premises on terms and conditions acceptable to Fujairah Municipality and deliver to Fujairah Municipality within 30 days from the Handover Date and on the date of each renewal of any insurance policy, all insurance policies, slips and cover notes; and

h. comply with any reasonable request from Fujairah Municipality for the delivery of relevant information, data or such other documentation relating to the Project and the operation of the Facility.

ح- الإلتزام بأي طلب معقول، من بلدية الفجيرة، لأجل تسليم المعلومات ذات الصلة، أو البيانات، أو المستندات الأخري التي تتعلق بالمشروع، و عملية المرفق.

8.0 Representations and Warranties of the Lessee

The Lessee hereby represents and warrants to Fujairah Municipality as of the Effective Date as follows:

8- إلتزامات و ضمانات المستأجر:

بموجب هذا، فإن المستأجر يلتزم و يضمن إلي بلدية الفجيرة، إعتباراً من تاريخ السريان، كما يلي:

8.1 Legal and Valid Obligations

The obligations expressed to be assumed by the Lessee under this Land Lease are legal and valid obligations binding on the Lessee in accordance with the terms hereof.

8.1 إلتزامات سارية و قانونية:

الإلتزامات المبينة الواجب إتباعها بواسطة المستأجر، بموجب عقد إيجار الأرض هذا، إنها إلتزامات ملزمة للمستأجر، وفقاً لشروط هذه الإتفاقية.

8.2 Third Party Consents

Save for the relevant Governmental

8.2 موافقات الطرف الثالث:

حفاظاً للتفاويض الحكومية ذات الصلة، و وفقاً لمعرفة المستأجر

P O Box 50170 Fujairah U A E
Brooge Petroleum & Gas Invst. Co. FZC

Govt. of Fujairah

Authorizations, to the best of the Lessee's knowledge, no consents of other Persons are required to be obtained in order for the Lessee to perform the Lessee's obligations under this Land Lease.

الكاملة، فإنه ليس من المطلوب، الحصول علي موافقات أشخاص أخرين، لكي يؤدي المستأجر إلتزاماته، بموجب عقد إيجار الأرض هذا.

8.3 Litigation

A The Lessee is involved in no pending action, suit, investigation, arbitration or other proceeding which, if determined adversely against the Lessee, would impair the ability of the Lessee to perform the Lessee's obligations under this Land Lease, and to the best of the Lessee's knowledge, no such action, suit, investigation, arbitration or other proceeding is threatened against the Lessee.

B To the best of the Lessee's knowledge, there are no writs, judgements, injunctions, decrees or similar orders of any Governmental Instrumentality outstanding against the Lessee, which would materially adversely affect the construction, use, operation or maintenance of the Leased Premises by the Lessee.

8.3 المقاضاة:

أ- علي المستأجر عدم التورط في أي إجراء، أو دعوى، أو تحقيق، أو تحكيم، أو إجراء أخر، إذا ثبت أنه ضد مصلحة المستأجر، سوف يضعف مقدرته، في أداء إلتزاماته، بموجب عقد الإيجار هذا، و أن المستأجر علي كامل بذلك، فإن مثل هذا الإجراء، أو الدعوي، أو التحقيق، أو التحكيم، أو الإجراء أخر، لا يؤثر في هذا العقد.

ب- حسب علم المستأجر فإنه، لا توجد سندات، أو أحكام، أو إنذارات، أو قرارات، أو أوامر مشابهة، من أي جهة حكومية، صادرة ضد المستأجر، التي سوف تؤثر مادياً و سلبياعلي، تشييد، أو إستخدام، أو تشغيل، أو صيانة المقر المؤجر، بواسطة المستأجر.

8.4 No Conflicts, Violations or Breaches

The Lessee has not received any notice from any Governmental Instrumentality of any violation or potential violation of any Law pertaining to or affecting or that would reasonably be likely to affect the Lessee's intended use or occupancy of the Leased Premises or the Lessee's intended ownership or operation of the Project on the Leased Premises.

8.4 عدم الخلافات، أو الإنتهاكات، أو الخروقات:

لم يستلم المستأجرأي إنذار من أي جهة حكومية عن أي إنتهاك أو إنتهاك محتمل لأي قانون يتعلق بـ أو يؤثر أو يكون من المحتمل بصورة معقولة علي الإستعمال المعتزم بواسطة المستأجر أو شغل المقر المؤجر أو ملكية المستأجر المعتزمة للمباني المقامة في المقر المؤجر أو عملية المشروع في المقر المؤجر.

8.5 Continuing Warranties

The warranties in clauses 8.1 to 8.4 above shall be deemed to be repeated by the Lessee on and as of December 31 of each year during the Term of this Land Lease as if made with reference to the facts and circumstances on such date and shall survive the payment of each instalment of Rent under clause 5 hereof.

8.5 إلتزامات مستمرة:

سوف تعتبر الإلتزامات في البنود 8.1 إلي 8.4 عاليه، أن تنفذ بواسطة المستأجر، إعتباراً من 31 ديسمبر لكل سنة، خلال فترة عقد إيجار الأرض هذا، الذي إبرم إستناداً علي الحقائق و الظروف في مثل هذا التاريخ، و يجب أن يبقي دفع كل قسط من قيمة الإيجار تحت البند 5 من هذه الإتفاقية. يجب علي المستأجر فوراً، أن يخطر بلدية الفجيرة كتابة،إذا اي من الإلتزامات التي منحت بواسطة المستأجر، في البند 8.1 إلي 8.4، أصبحت غير صحيحة في

P O Box 50170 Fujairah U A E Brooge Petroleum & Gas Invst. Co. FZE

حكومة الفجيرة - بلدية الفجيرة Govt. of Fujairah

The Lessee shall promptly notify Fujairah Municipality in writing if any of the warranties given by the Lessee in clauses 8.1 to 8.4 ceases to be true in any material respect.

خصوص أي مادة.

9.0 Representations and Warranties of Fujairah Municipality

Fujairah Municipality hereby represents and warrants to the Lessee as of the Effective Date as follows:

9.0 إلتزامات وضمانات بلدية الفجيرة:

بموجب هذا، فإن بلدية الفجيرة، تمثل و تضمن، للمستأجر إعتبارا من تاريخ السريان، كالتالي:

9.1 Power and Authority

A Fujairah Municipality has the power to enter into and perform this Land Lease and has taken all necessary action to authorise the entry into and performance of its obligations hereunder.

B The obligations expressed to be assumed by Fujairah Municipality under this Land Lease are legal and valid obligations binding on it in accordance with the terms hereof.

9.1 الصلاحية و السلطة:

أ- لبلدية الفجيرة الصلاحية، لإبرام و أداء عقد الإيجار هذا، و أن تتخذ كل الإجراءات الضرورية، لتقوم مباشرة، بأداء إلتزاماتها، بموجب هذه الإتفاقية.

ب- الإلتزامات الموضحة أن تتخذ بواسطة بلدية الفجيرة، تحت عقد إيجار الأرض هذا، أنها إلتزامات قانونية و سارية، ملزمة لها، وفقا لأحكام هذه الإتفاقية.

9.2 Third Party Consents

To the best of Fujairah Municipality's knowledge, no consents of other Persons are required to be obtained in order for Fujairah Municipality to perform its obligations under this Land Lease.

9.2 موافقات الطرف الثالث:

تقر بلدية الفجيرة، أنه غير مطلوب الحصول علي موافقة أشخاص أخرين، لأجل أن تقوم بلدية الفجيرة بتنفيذ إلتزاماتها، تحت عقد إيجار الأرض هذا.

9.3 Litigation

A Fujairah Municipality is involved in no pending action, suit, investigation, arbitration or other proceeding which, if determined adversely to Fujairah Municipality, would impair the ability of Fujairah Municipality to perform its obligations under this Land Lease, and to the best of Fujairah Municipality's knowledge, no such action, suit, investigation, arbitration or other proceeding is threatened against it.

B To the best of Fujairah Municipality's knowledge, there are no writs, judgements, injunctions, decrees or similar orders of any Governmental Instrumentality outstanding against Fujairah Municipality, which would

9.3 المقاضاة:

أ- على بلدية الفجيرة عدم التورط في أي إجراء، أوقضية، أو تحقيق، أو تحكيم، أو أي إجراءات أخرى، إذا كان من شأنها أن تؤثر سلبيا، أو تضر بقدرة بلدية الفجيرة، في أداء إلتزاماتها، تحت عقد إيجار الأرض هذا، و تقر بلدية الفجيرة، بإن حسب علمها، فلا يوجد أي إجراء، أو قضية، أو تحقيق، أو تحكيم، أو إجراءات أخرى، التي من شأنها أن تهدد قدرتها لإداء إلتزاماتها تحت عقد الإيجار هذا.

ب- تقر بلدية الفجيرة، بأنه لا يوجد سند رسمي، أو أحكام، أو إنذارات، أو قرارات، أو أوامر مشابهة، من جهاز حكومي، صادر ضد بلدية الفجيرة، والذي يؤثر سلبا، ماديا، علي إستخدام، أو تشغيل، أو صيانة المقر المؤجر، بواسطة المستأجر.

P O Box 50170 Fujairah UAE
Brooge Petroleum & Gas Invst. Co.

Govt. of Fujairah

materially adversely affect the use, operation or maintenance of the Leased Premises by the Lessee.

9.4 Title

Fujairah Municipality is the registered and beneficial owner of the Leased Premises and upon the Effective Date, (i) the Lessee will have a valid leasehold estate in and to the Leased Premises and (ii) the Leased Premises will not be subject to any Liens.

9.4 الملكية:

بلدية الفجيرة هي المالك المسجل و المستفيد، للمقر المؤجر، و في تاريخ السريان، (1) سوف يكون للمستأجر ، ملكية مستأجرة سارية للمقر المؤجر، و (2) يجب أن يكون المقر المؤجر، غير خاضع لأي حقوق حجز.

9.5 No Conflicts, Violations or Breaches

Fujairah Municipality has not received any notice from any Governmental Instrumentality of any violation or potential violation of any Law pertaining to or affecting or that would reasonably be likely to affect the Lessee's intended use or occupancy of the Leased Premises or the Lessee's intended ownership or operation of the Project on the Leased Premises. The obligations of Fujairah Municipality hereunder shall be carried out in accordance with all Laws, good industrial practices and best engineering practices and safety standards.

9.5 عدم الخلافات، أو الإنتهاكات، أو الخروق:

بلدية الفجيرة، لم تستلم أي إنذار من أي جهاز حكومي، عن أي إنتهاك أو إنتهاك محتمل، لأي قانون يتعلق بـ، أو يؤثر، بصورة معقولة قد يكون من المحتمل تؤثر علي الإستعمال المعتزم للمستاجر أو شغل المقر المؤجر، أو ملكية المستأجرالمعتزمة علي الموجودات المقامة، أو تشغيل المشروع علي المقر المؤجر. إلتزامات بلدية الفجيرة سوف تنفذ بموجب هذه الإتفاقية، وفقاً لكل القوانين، و الممارسات الصناعية الجيدة، و أفضل الممارسات الهندسية، و معايير السلامة.

9.6 Continuing Warranties.

The warranties in clauses 9.1 to 9.5 above shall be deemed to be repeated by Fujairah Municipality on and as of December 31 of each year during the Term of this Land Lease as if made with reference to the facts and circumstances on such date. Fujairah Municipality shall promptly notify the Lessee in writing if any of the warranties given by it in clauses 9.1 to 9.5ceases to be true in any material respect.

9.6 إلتزامات مستمرة:

يجب أن تعتبر الإلتزامات بالبنود 9.1 إلي 9.5 عاليه، سوف تكرر بواسطة بلدية الفجيرة، في و إعتباراً من 31 ديسمبر لكل سنة، خلال فترة عقد إيجار الأرض هذا، كأنما تم إبرامه وفقاً للحقائق و الظروف في مثل هذا التاريخ. يجب على بلدية الفجيرة فوراً أن تخطر المستأجر كتابة، إذا أي من الإلتزامات، في البنود 9.1 إلي 9.5، أصبحت غير صحيحة في أي مادة ذات صلة.

9.7 No Agents.

No agent, broker or finder has been engaged by Fujairah Municipality in connection with the transactions contemplated by this Land Lease. If any Claim for any agent's, broker's or finder's fees or commissions is asserted in connection with the negotiation, execution or

9.7 لا يوجد وكلاء:

وافق الطرفان بأنه، لا يوجد وكيل، أو وسيط، أو مستكشف، يتم إستخدامه بواسطتهما، فيما يتعلق بالمعاملات المعتزمة، بواسطة عقد الإيجار هذا. لا توجد أي مطالبة لأي نفقات وكيل، أو وسيط، أو مستكشف، أو عمولات تم تأكيدها، فيما يتعلق بالتفاوض، أو التنفيذ، أو إكمال عقد إيجار الأرض هذا، أو اي معاملات معتزمة بموجبه، من خلال بلدية الفجيرة، من ثم يجب علي بلدية الفجيرة أن تحمي،

P O Box 50170 Fujairah U.A.E Brooge Petroleum & Gas Invst.

حكومة الفجيرة - بلدية الفجيرة Govt. of Fujairah

consummation of this Land Lease or of any of the transactions contemplated hereby through Fujairah Municipality, then Fujairah Municipality shall protect, indemnify, hold harmless and defend the Lessee from and against such Claim.

تعوض، تحفظ بدون ضرر، و تدافع عن المستأجر من و ضد هذه المطالبة.

10.0 Indemnification

10.1 Indemnification by the Lessee.

The Lessee shall indemnify, defend and hold harmless Fujairah Municipality, its officials, employees and representatives and its Affiliates, agents, contractors or licensees and their respective officers, directors, and employees (herein referred to as the "Government Parties"), from and against all Claims made against or suffered by any Government Parties that arise from:

(a) any injury to persons or damage to property that results from the negligent acts or omissions of the Lessee, or any Person representing the Lessee on, or arising out of the use of, the Leased Premises during the Term of this Land Lease; and/or

(b) relating to any breach by the Lessee of any of its obligations under this Land Lease.

10.0 التعويض:

10.1 التعويض بواسطة المستأجر:

يجب علي المستأجر، ان يعوض، و يدافع، و يحفظ بدون ضرر، بلدية الفجيرة، و مسئوليها، و موظفيها، و ممثليها، و توابعها، و وكلائها، و مقاوليها، و المرخصين لديها، و موظفيهم ذو الصلة، و مدرائهم، و موظفيهم (يشار إليهم في هذه الإتفاقية بـ "أطراف الحكومة")، من و ضد كل المطالبات المعمولة ضدهم أو يعاني منها بواسطة أي أطراف حكومة، تلك التي تنشأ من:

(أ) أي إصابة لأشخاص أو ضرر لممتلكات، التي تنتج من أفعال إهمال أو إغفال من المستأجر، أو أي شخص يمثل المستأجر فيها، أو أو تنشأ من إستخدام، المقر المؤجر خلال فترة عقد إيجار الأرض هذا، و /أو

(ب) يتعلق بأي خرق بواسطة المستأجر، لأي من إلتزاماته تحت عقد إيجار الأرض هذا.

10.2 Indemnification by Fujairah Municipality.

Fujairah Municipality shall indemnify, defend and hold harmless the Lessee and its Representatives (herein referred to as the "Lessee's Parties") from and against all Claims made against or suffered by the Lessee's Parties:

(a) that arise from the violation or alleged violation of any Environmental Law (i) occurring at the Leased Premises; and/or (ii) in any way related to the Leased Premises, provided that any such Claim results from or arises out of the condition of the Leased Premises existing prior to the Effective Date and that the Lessee has submitted to Fujairah Municipality, and Fujairah Municipality has

10.2 التعويض بواسطة بلدية الفجيرة:

يجب علي بلدية الفجيرة أن تعوض، و تدافع، و تحفظ بدون ضرر، المستأجر و ممثليه (يشار إليهم في هذه الإتفاقية بـ "أطراف المستأجر") من و ضد كل المطالبات المعمولة ضدهم أو يعاني منها بواسطة أطراف المستأجر:

(أ) التي تنشأ من الإنتهاك أو الإنتهاك المزعوم لقانون البيئة (1) يحدث في المقر المؤجر، و /أو (2) في أي طريقة يتعلق بالمقر المؤجر، شريطة أن مثل هذه المطالبة، تنتج من أو تنشأ من حالة المقر المؤجر ، الموجودة قبل تاريخ السريان، و قام المستأجر بتقديمها إلي بلدية الفجيرة، و قامت بلدية الفجيرة بالموافقة عليها، قبل تاريخ السريان، دراسة تقييم الأثر البيئي(الذي الموافقة عليه، سوف تمنح بدون أي تأخير، إذا هذه الدراسة تطابق أو لا تتعارض مع المتطلبات البيئية، كما هو منصوص في القانون الإتحادي رقم 24 (1999) و/أو

(ب) يتعلق بأي خرق، بواسطة بلدية الفجيرة، لأي من إلتزاماتها، تحت عقد إيجار الأرض هذا.

PO Box 50170 Fujairah UAE Brooge Petroleum & Gas Invst. Co. FZC

حكومة الفجيرة - بلدية الفجيرة Govt. of Fujairah

approved, prior to the Effective Date an Environmental Impact Assessment Study (which approval shall be granted without any delay if such study conforms or does not conflict with the environmental requirements as stated in Federal Law No. 24 [1999] and/or

(b) relating to any breach by Fujairah Municipality of any of its obligations under this Land Lease.

11.0 Dispute Resolution

11.1 Negotiations

A The Parties hereto agree to attempt to resolve any dispute, controversy, difference or claim ("Dispute") between them in connection with this Land Lease promptly, equitably and in a good faith manner.

B If any Dispute is not resolved between the Parties pursuant to clause 11.1 within thirty (30) Days from the date on which one Party receives written notification from the other Party that a Dispute exists in connection with this Land Lease, then such Dispute shall be settled exclusively and finally by arbitration in accordance with clause 11.2.

C the English version of this land lease will be used and relied upon in case of any dispute.

11.0 حل النزاع:

11.1 التفاوض:

أ- يوافق أطراف هذه الإتفاقية، علي محاولة حل أي نزاع، أو خلاف، أو إختلاف، أو مطالبة ("نزاع")، فيما بينهم، فيما يتعلق بعقد إيجار الأرض هذا، فوراً، و بإنصاف، و بنمط حسن النية.

ب- إذا لم يتم حل اي نزاع،بين الأطراف، تبعاً للبند 11.1، خلال ثلاثين يوم (30)، من التاريخ الذي يستلم فيه أحد الأطراف، إخطار كتابة من الطرف الأخر، عن وجود نزاع فيما يتعلق بعقد إيجار الأرض هذا، من ثم سوف يحل هذا النزاع، حصرياً و نهائياً، بواسطة التحكيم، وفقاً للبند 11.2.

ج- سوف يتم إعتماد النسخة الإنكليزية من هذا العقد في حال حدوث أي نزاع

11.2 Arbitration

A It is specifically understood and agreed that any Dispute in connection with this Land Lease that has not been resolved between the Parties pursuant to clause 11.1 hereof may be submitted to arbitration irrespective of the amount in Dispute. This Land Lease and the rights and obligations of the Parties shall remain in full force and effect pending the award in such arbitration proceeding, which award, if appropriate, shall determine whether and when any termination shall become effective.

B Each arbitration between the Parties shall be

11.2 التحكيم:

أ- تحديداً، قد تم الفهم و الإتفاق، علي أن أي نزاع يتعلق بعقد إيجار الأرض هذا، إذا لم يتم حله بين الاطراف، تبعاً للبند 11.1، من هذه الإتفاقية، يجوز تقديمه إلي التحكيم بغض النظر عن المبلغ في النزاع. ذلك أن عقد إيجار الأرض، و الحقوق، و إلتزامات الأطراف، سوف تظل في كامل الصلاحية، و تؤثر علي الحكم المعلق، في دعوي التحكيم هذه، الذي يمنح، إذا كان مناسباً، سوف يحدد ما إذا و متي أي إنهاء سوف يصبح نافذ.

ب- كل تحكيم بين الأطراف، سوف يعقد و يحل نهائياً، بواسطة التحكيم، الذي يجري باللغة الإنجليزية، بواسطة ثلاثة محكمين، وفقاً لقوانين التحكيم التجاري، لغرفة التجارة بالفجيرة. يجب أن يعقد التحكيم في الفجيرة. يجب علي كل طرف أن يعين محكم، و المحكم الثالث، الذي يقوم بدور الرئيس، سوف يتم تعينه بواسطة المحكمين الإثنين، الذين تم تعينهم سابقاً، خلال 30 يوم، تحتسب من اليوم الذي تم فيه تعيين المحكم الأخير، المسمي بواسطة الأطراف. إذا لم يتفق

P O Box 50170 Fujairah UAE
Brooge Petroleum & Gas Invst. Co. FZC

حكومة الفجيرة - بلدية الفجيرة
Govt. of Fujairah

held and finally settled by arbitration conducted in the English Language by three arbitrators in accordance with the Commercial Arbitration Rules of the Fujairah Chamber of Commerce. The Arbitration shall be held in Fujairah. Each party shall appoint one Arbitrator and the Third arbitrator, who shall act as a Chairman, shall be appointed by the two already appointed arbitrators within 30 days counting from the day in which the last arbitrator named by the parties was appointed. If the two arbitrators may not agree on the third one, the third arbitrator shall be appointed by the Court of Arbitration of the Fujairah Chamber of Commerce. Nothing in this agreement shall be construed to prevent any court having jurisdiction, from issuing injunctions, attachment orders or orders for other relief in aid of an arbitration commenced (or to be commence) pursuant to this clause and which seeks the collection of any moneys owed to Seller. Judgement upon the award rendered by the Arbitrators may be entered in any court having jurisdiction hereof.

C Any arbitration commenced hereunder shall be completed within two hundred forty (240) Days of the appointment of the Tribunal absent agreement of the Parties to such arbitration. The Parties shall be entitled to discovery of documents only upon a finding of good cause by the Tribunal. All direct testimony shall be offered by way of affidavit. The Party submitting an affidavit shall make the affidavit available for cross-examination before the Tribunal. The Parties waive any claim to any damages in the nature of punitive, exemplary or statutory damages in excess of compensatory damages, and the Tribunal is specifically divested of any power to award such damages. The award of the Tribunal shall be final and binding on the Parties (*i.e.* not subject to appeal), and the Parties agree that

المحكمين الإثنين علي المحكم الثالث، فإن المحكم الثالث سوف يتم تعينه بواسطة محكمة التحكيم، بغرفة التجارة بالفجيرة. لا يوجد شئ في هذه الإتفاقية، سوف يفسر أنه يمنع أي محكمة ذات إختصاص، من إصدار إنذارات، أو أوامر ملحقة، أو أوامر أخري، للمساعد الأخري في المعاونة في بدء التحكيم (أو أن يبدأ)، تبعاً لهذا البند، و الذي يبحث جمع أي أموال، مستحقة للبائع. الحكم عند منح قراره بواسطة المحكمين، يجوز أن يدخل في أي محكمة، لها الإختصاص في ذلك.

جـ- أي تحكيم تم الشروع فيه، بموجب هذه الإتفاقية، سوف يتم إكماله، خلال مائتان و أربعون يوم (240)، من تعيين المحكمة، غياب إتفاق الأطراف لهذا التحكيم. سوف يخول الأطراف، لإكتشاف المستندات، فقط عند وجود سبب جيد، بواسطة المحكمة. يجب أن تعرض كل الشهادة المباشرة عن طريق إشهاد خطي مشفوع بقسم. يجب علي الطرف الذي يقدم إشهاد خطي مشفوع بقسم، أن يجعل الإشهاد متاح للإستجواب المعاكس، أمام المحكمة. علي الأطراف التنازل عن أي مطالبة، لأي ضرر، في طبيعة الأضرار العقابية، أو التحذيرية، أو القانونية، فيما يزيد علي الأضرار التعويضية، و المحكمة خصوصاً ، تجرد من أي صلاحية لمنح هذا التعويض. سوف يكون حكم المحكمة، نهائي و ملزم للأطراف (بمعني: لا يخضع للإستئناف)، و توافق الأطراف علي أن حكم التحكيم، قد يدخل في محكمة لها هذا الإختصاص. يجب أن يكون للمحكمة الحق و السلطة، لمنح أمر منع، و تفسيري، و حل أخر عادل.

د- فقط الأشخاص الذين هم مهندسين، محامين، مستشارين ماليين، قضاة سابقين، مدراء، تنفيذيين و مهنيين اخريين، الذين لديهم خبرة فنية أو قانونية سابقة، سوف يتم تعيينهم كمحكمين. يجب ألا يكون المحكم موظف حالي أو وكيل أو إستشاري أو مستشار قانوني، لأي طرف أو تابع لأي طرف.

هـ- يجب علي كل طرف دفع، نصف التكاليف لاي دفعات مقدمة تقرر بواسطة أي سي سي. يجب أن تخول المحكمة، علي توزيع تكاليف التحكيم بين الأطراف، التكاليف التي يجب تحملها بواسطة كل طرف، كما هو محدد في كل حكم تحكيم أو أحكام بواسطة المحكمة.

PO Box 50170 Fujairah UAE
Broorge Petroleum & Gas Invst. Co. FZC

Govt. of Fujairah

an arbitration award may be entered in any court having jurisdiction thereof. The Tribunal shall have the right and authority to grant injunctive, declaratory and other equitable relief.

D Only Persons who are engineers, attorneys, financial advisors, former judges, managers, executives and other professionals with relevant technical or legal experience shall be appointed as arbitrators. No arbitrator shall be a present employee or agent of, or consultant or counsel to, either Party or any Affiliate of either Party.

E The Parties shall each pay one-half of any advance on costs set by the ICC. The Tribunal shall be entitled to allocate the costs of arbitration between the Parties, which costs shall be borne by each Party as determined in any arbitral award or awards by the Tribunal.

12.0 Lessee Events of Default; Fujairah Municipality's Remedies

12.1 Lessee Events of Default

The occurrence of any of the following events shall constitute a "Lessee Event of Default" on the part of the Lessee under this Land Lease:

A the Lessee fails to pay any amount in respect of Rent within thirty (30) Days after the date when such amounts are due, taking into account any Force Majeure Events, that prevent the Lessee to fulfil its payment obligations; or

B the Lessee fails to perform or meet in any material respect any other material term, condition, covenant, agreement or obligation on the part of the Lessee to be performed or met under this Land Lease, and such failure continues for a period of sixty (60) Days after notice thereof is given by Fujairah Municipality to the Lessee; <u>provided</u> that a Lessee Event of Default shall not be deemed to have occurred hereunder if such failure cannot reasonably be

12.0 حالات تأخير المستأجر: معالجات بلدية الفجيرة:

12.1 حالات تأخير المستأجر:

حدوث أي من الحالات التالية، يشكل " حالات تأخير المستأجر" من طرف المستأجر، تحت عقد إيجار الأرض هذا:

أ- فشل المستأجر في دفع أي دفعة أو قسط، يخص قيمة الإيجار خلال ثلاثون يوم (30)، بعد تاريخ إستحقاق هذا المبلغ، مع الأخذ في الحسبان أحداث القوة القاهرة، التي تمنع المستأجر من الوفاء بدفع إلتزاماته: أو

ب- فشل المستأجر في أداء أو تلبية اي إلتزام، بغض النظر، عن شرط إلتزامات أخري، أو بند، أو تعهد، أو إتفاقية، أو إلتزام من جانب المستأجر، بالذي يلتزم به، ضمن عقد إيجار الأرض هذا، و مثل هذا الفشل يستمرة لمدة ستين يوم (60)، بعد إنذار بهذا الخصوص، بواسطة بلدية الفجيرة إلي المستأجر، شريطة أن حالة تأخير المستأجر، سوف لا تعتبر أنها حدثت، إذا لم يتم التمكن من معالجته بصورة معقولة خلال فترة (60) ستين يوم، بما يرضي بلدية الفجيرة، الحالة التي سوف يكون المستأجر فيها لديه فترة زمنية إضافية (لا تتجاوز مائة و عشرون يوم (120)، بعد إستلام إنذار كتابة عن هذا الخطأ)، لمعالجة هذا الخطأ (يشار إليه في هذه الإتفاقية بـ "فترة المعالجة الممتدة")، و بلدية الفجيرة سوف لن تنهي عقد إيجار الأرض هذا، خلال فترة المعالجة الممتدة.

cured within sixty (60) Day period and the Lessee has commenced and is diligently pursuing such cure within such sixty (60) Day period to the satisfaction of Fujairah Municipality, in which case the Lessee shall have an additional period of time (not to exceed one hundred and twenty (120) Days after receipt of written notice of such default) to cure such default (herein referred to as the "Extended Cure Period") and Fujairah Municipality may not terminate this Land Lease during such Extended Cure Period.

12.2 Fujairah Municipality's Remedies.

A Upon the occurrence of any Lessee Event of Default hereunder and provided that the same is continuing and subject to any grace periods provided for in clause 12.1 of this Land Lease, Fujairah Municipality may, at its option and without prejudice to any other right, remedy or recourse afforded to Fujairah Municipality under any provision hereof or at Law, elect to terminate this Land Lease by giving a notice of termination to the Lessee and/or Fujairah Municipality may exercise any other right or remedy it may have at Law or in equity on account of such Lessee Event of Default. In such event, the Earlier Termination Date shall be the date specified in such notice of termination. At any time on or after the Earlier Termination Date, Fujairah Municipality or Fujairah Municipality's officials, employees, agents or representatives may, unless prevented by court order or Law, re-enter the Leased Premises, remove all Persons and all or any property there from, whether or not by any available action or proceeding at Law or in equity, and repossess and enjoy the Leased Premises, and all modifications made to the same during the Term of this Land Lease.

B In addition to the rights and remedies provided in clause 12.2 A above, and whether or not the Leased Premises or any part thereof shall have

12.2 معالجات بلدية الفجيرة:

أ-عند حدوث أي حالة تأخير بواسطة المستأجر أدناه، و شريطة ان يكون ذلك التأخير مستمر، و يخضع لأي فترات مهلة، واردة في البند 12.1، من عقد إيجار الأرض هذا، يجوز لبلدية الفجيرة، بإختيارها و بدون المساس باي حق أخر، أو معالجة، أو إستعانة، منحت إلي بلدية الفجيرة، بموجب أي شرط من هذه الإتفاقية، او القانون، يحق لها أن تنهي عقد إيجار الأرض هذا، عن طريق إعطاء إنذار إنهاء إلي المستأجر، ويكون لبلدية الفجيرة أن تمارس أي حق أخر أو معالجة ، يكون لديها بموجب القانون، أو حسب حالة حدث تأخير المستأجر. في هذه الحالة، فإن تاريخ الإنهاء المبكر، سوف يكون هو التاريخ المحدد في إنذار الإنهاء. في أي وقت أو بعد تاريخ الإنهاء المبكر، فإنه يجوز لبلدية الفجيرة، أو مسئوليها، موظفيها، وكلائها، أو ممثليها، ما لم يتم المنع بواسطة أمر محكمة أو القانون، أن يحق لها الدخول للمقر المؤجر، و تزيل كل الأشخاص، أو أي موجودات هناك، بواسطة أي إجراء متاح أو إجراء قانوني أو إتفاق، و تستعيد المقر المؤجر، و تنتفع به، و كل التغيرات المعمولة به خلال فترة عقد إيجار الأرض هذا.

ب- بالإضافة للحقوق و المعالجات، الواردة في البند 12.2 أ، أعلاه و أن المقر المؤجر أو أي جزء منه تمت إعادة تأجيره، يجب علي المستأجر أن يدفع إلي بلدية الفجيرة كل المبالغ المستحة و الواجبة الأداء، بموجب عقد إيجار الأرض هذا، حتي تاريخ الإنهاء المبكر.

جـ- التطبيق، بواسطة بلدية الفجيرة، لأي حق أو معالجة ضد المستأجر أو المقر المستأجر بواسطة بلدية الفجيرة، يجب ألا تمنع التطبيق لأي حق أو معالجة أخري، ضد المستأجر أو المقر المستأجر، لأي حق أخر أو معالجة، واردة في هذه الإتفاقية، او مصرحة بواسطة القانون، أو بالإنصاف ، أن هذه الحقوق و المعالجات، متوافقة أو غير متوافقة، مع أي حق أو معالجة أخري.

P O Box 50170 Fujairah U A E
Brooge Petroleum & Gas Invest. Co. FZC

Govt. of Fujairah
حكومة الفجيرة - بلدية الفجيرة

been re-let, the Lessee shall pay to Fujairah Municipality all amounts due and owing under this Land Lease up to the Earlier Termination Date.

C The exercise by Fujairah Municipality of any right or remedy against the Lessee or the Leased Premises shall not preclude the simultaneous or successive exercise against the Lessee or the Leased Premises of any other right or remedy provided for herein or permitted by Law or in equity, whether or not such rights or remedies are consistent or inconsistent with any other right or remedy.

13.0 Fujairah Municipality Events of Default; Lessee's Remedies

13.1 Fujairah Municipality Events of Default

The occurrence of any of the following events shall constitute a "Fujairah Municipality Event of Default" on the part of Fujairah Municipality under this Land Lease:

A Fujairah Municipality fails to perform or meet in any material respect any other material term, condition, covenant, agreement or obligation on the part of Fujairah Municipality to be performed or met under this Land Lease, and such failure continues for a period of sixty (60) Days after a written notice thereof is given by the Lessee to Fujairah Municipality, provided that a Fujairah Municipality Event of Default shall not be deemed to have occurred hereunder if such failure cannot reasonably be cured within such sixty (60) Day period and Fujairah Municipality has commenced and is diligently pursuing such cure within such sixty (60) Day period, in which case Fujairah Municipality shall have an Extended Cure Period and the Lessee may not terminate this Land Lease during such Extended Cure Period.

13.2 Lessee's Remedies.

A Upon the occurrence of any Fujairah

13.0 أحداث تأخير بلدية الفجيرة: معالجات المستأجر.

13.1 أحداث تأخير بلدية الفجيرة:

إن حدوث أي من الحالات التالية، سوف يشكل "حدث تأخير بلدية الفجيرة" من جانب بلدية الفجيرة، تحت عقد إيجار الأرض هذا:

أ- إذا فشلت بلدية الفجيرة في أن تؤدي أو تنفذ، أي حكم مادي أخر، أو شرط، أو عهد، أو إتفاق، أو إلتزام، من جانب بلدية الفجيرة، تحت عقد إيجار الأرض هذا، و أن هذا الفشل يستمر لفترة ستين يوم (60)، بعد إعطاء إنذار كتابة، بذلك، بواسطة المستأجر إلي بلدية الفجيرة، شريطة أن حالة حدوث تأخير بلدية الفجيرة، سوف لا يعتبر أنه حدث تحت هذه الإتفاقية، إذا كان هذا الفشل لا يمكن معالجته بصورة معقولة، خلال فترة ستين يوم (60)، و بدأت بلدية الفجيرة، و بجد تابعته خلال فترة الستين يوم (60)، سوف يكون لبلدية الفجيرة فترة علاج ممددة، و يجوز للمستأجر عدم إنهاء عقد إيجار الأرض هذا، خلال فترة العلاج الممددة هذه.

13.2 معالجات المستأجر:

أ- عند حدوث أي حالة تأخير من بلدية الفجيرة، في هذا العقد، يجوز

Municipality Event of Default hereunder, the Lessee may, at its option, elect to terminate this Land Lease by giving a notice of termination to Fujairah Municipality and/or the Lessee may exercise any other right or remedy it may have at Law or in equity on account of such Fujairah Municipality Event of Default. In such event, the Earlier Termination Date shall be the date specified in such notice of termination subject to any grace periods provided for in clause 13.1 of this Land Lease.

للمستأجر بإختياره، الخيار بإنهاء عقد إيجار الأرض هذا، و ذلك بإعطاء إنذار بالإنهاء إلي بلدية الفجيرة، و/أو يجوز للمستأجر ان يمارس أي حق أخر أو معالجة، التي تكون بموجب القانون أو إتفاق، حدث تأخير بلدية الفجيرة. في مثل هذا الحدث، فإن تاريخ الإنهاء المبكر، سوف يكون هو التاريخ المحدد في إنذار الإنهاء، يخضع لأي فترات مهلة، واردة في البند 13.1، من عقد إيجار الأرض هذا.

B The exercise by the Lessee of any right or remedy against Fujairah Municipality or the Leased Premises shall not preclude the simultaneous or successive exercise against Fujairah Municipality or the Leased Premises of any other right or remedy provided for herein or permitted by Law or in equity, whether or not such rights or remedies are consistent or inconsistent with any other right or remedy.

ب- التطبيق بواسطة المستأجر، لأي حق أو معالجة، ضد بلدية الفجيرة، أو المقر المؤجر، سوف لا يعوق التطبيق، ضد بلدية الفجيرة أو المقر المؤجر، لأي حق أخر أو معالجة، واردة في هذه الإتفاقية، أو مصرحة بواسطة القانون، او الإتفاق، مثل هذه الحقوق أو المعالجات، تكون متفقة أو غير متفقة مع أي حق او معالجة اخري.

14.0 Surrender of Leased Premises

The Lessee shall, upon the Lease Expiration Date or Earlier Termination Date, whichever shall first occur, surrender the Leased Premises to Fujairah Municipality without within 12 months from the termination or expiry date, free and clear of all tenancies and occupancies and free and clear of all Liens, and the Lessee shall execute and deliver to Fujairah Municipality any and all documents, whether in recordable form or otherwise, required to evidence the termination of the Term of this Land Lease. This Clause 14 shall be without prejudice and subject always to Clause 4.1 of this Land Lease.

14.0 تسليم المقر المؤجر:

يجب علي المستأجر، في تاريخ إنتهاء الإيجار أو تاريخ الإنهاء المبكر، أيهما حدث أولاً، أن يسلم المقر المؤجر إلي بلدية الفجيرة، خلال 12 شهر من تاريخ الإنهاء أو الإنتهاء، خالي و نظيف، من كل الإستنجارات أو الشواغل، و خالي و نظيف من كل الحجوزات، و يجب علي المستأجر أن ينفذ و يسلم إلي بلدية الفجيرة، أي و كل مستندات، سواء علي شكل مسجل، أو بطريقة أخري، مطلوب لإثبات فترة عقد إيجار الأرض هذا. يجب أن يكون البند 14، بدون مساس بـ و خاضع دائماً للبند 4.1، من عقد إيجار الأرض هذا.

15.0 Miscellaneous Provisions

15.1 Notices

Any notice or other communication from one

15- أحكام متنوعة:

15.1 الإنذارات:

أي إنذار أو مخاطبة أخري، من طرف إلي طرف أخر، التي مطلوبة أو مصرحة بعملها، بموجب أحكام عقد إيجار الأرض هذا، سوف

Party to the other Party which is required or permitted to be made under the provisions of this Land Lease shall be:

A made in writing;

B delivered personally (by hand delivery or by courier) to the address of the other Party which is shown below or to such other address as the other Party shall by notice require, or sent by facsimile transmission (with receipt of transmission confirmation) to the facsimile number of the other Party which is shown below or to such other facsimile number as the other Party shall by notice require; and

C marked for the attention of the person(s) designated below or to such other person(s) as the other Party shall by written notice require.

Any notice or other communication made by one Party to the other Party in accordance with the foregoing provisions of this Section 15 shall be deemed to be received by the other Party, if delivered by hand or by courier, on the Day on which it is left at that Party's address and acknowledged receipt thereof by the receiving Party, or if sent by facsimile transmission, on the next Business Day following the Day on which it is sent to that Party's facsimile number (provided that a confirmation of fax transmission is received by the sending Party).

If to Fujairah Municipality, to:

The Municipality of Fujairah
The Director
Address: P.O.Box 7, Fujairah, United Arab Emirates
Facsimile: 09 222 22 31
[redacted]

If to the Lessee, to:

Attention:
Facsimile: 02 6333 955

يكون:
أ- تعمل كتابة.
ب- تسلم شخصياً (عن طريق التسليم باليد أو شركة البريد)، إلي عنوان الطرف الأخر، الذي يظهر أدناه أو إلي عنوان أخر، كما يطلبه الطرف الأخر عن طريق إشعار، أو ترسل بواسطة الفاكس (مع إستلام إيصال تأكيد الإرسال) إلي رقم فاكس الطرف الأخر، الذي يظهر أدناه، أو إلي رقم فاكس أخر، كما يطلبه الطرف الأخر عن طريق إشعار. و
جـ- يعلم إلي عناية الشخص (الأشخاص)، المحددين أدناه، أو إلي شخص أخر (أشخاص)، كما يطلبه الطرف الأخر عن طريق إشعار كتابة. أي إنذار أو مخاطبة تعمل بواسطة طرف إلي الطرف الأخر، وفقاً للأحكام السابقة لهذا القسم 15، يجب أن تعتبر أنه تم إستلامها، بواسطة الطرف الأخر، إذا تم تسليمها بواسطة اليد أو شركة البريد، في اليوم الذي غادرت فيه من عنوان الطرف، و تم تأكيد إستلامها بواسطة الطرف المستلم، أو إذا تم إرسالها بواسطة الفاكس، فيكون يوم العمل التالي، الذي يلي اليوم الذي أرسلت فيه، إلي رقم فاكس الطرف (شريطة أنه تم إستلام تأكيد إيصال إرسال الفاكس، بواسطة الطرف المرسل).
إذا إلي بلدية الفجيرة، إلي:
بلدية الفجيرة
المدير
العنوان: ص.ب 7، الفجيرة، الإمارات العربية المتحدة
فاكس: 09 222 22 31
إلكتروني: بريدfumengg@eim.ae
إذا إلي المستأجر، إلي:
عناية:
فاكس: 02-6333955
بريد إلكتروني: alameri@bpgic.com
يجوز لأي طرف من حين لأخر، تغيير عنوانه، رقم الفاكس، أو معلومات أخري، لغرض الإنذارات لهذا الطرف، عن طريق إعطاء إنذار، يحدد هذا التغيير، إلي الطرف الأخر.

PO Box 50170 Fujairah UAE
Brooge Petroleum & Gas Invst. Co. FZC

Govt. of Fujairah

[redacted]

Either Party from time to time may change its address, facsimile number or other information for the purpose of notices to such Party by giving notice specifying such change to the other Party.

15.2 Entire Agreement

This Land Lease constitutes the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof, and any and all previous or contemporaneous understandings, proposals, negotiations, agreements, commitments and representations, whether written or oral, are merged herein or therein and superseded hereby or thereby.

15.2 كامل الإتفاقية:

يشكل عقد إيجار الأرض هذا، كامل الإتفاقية و التفاهم بين أطراف هذه الإتفاقية، فيما يخص موضوع هذه الإتفاقية، و أي و كل مذكرات التفاهم السابقة و المعاصرة، و المقترحات، و التفاوض، و الإتفاقات، و التعهدات، و التقديمات، وسواء كانت كتابة، أو شفاهة، أدمجت في هذه الإتفاقية أو في هذا الخصوص، و حلت محله بموجب هذا أو بالتالي.

15.3 Waiver

Any term or condition of this Land Lease may be waived at any time by the Party hereto that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by all Parties. The failure or delay of any Party to require performance by any other Party of any provision of this Land Lease shall not affect its right to require performance of such provision unless and until such performance has been waived by such Party in writing in accordance with the terms hereof. No waiver by any Party of any term or condition of this Land Lease, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Land Lease on any future occasion. All remedies, either under this Land Lease or by Law or otherwise afforded, shall be cumulative and not alternative.

15.3 التنازل:

يجوز التنازل عن أي حكم أو شرط، من عقد إيجار الأرض هذا، في أي وقت، بواسطة أحد أطراف الإتفاقية، المخول له المنفعة، لكن إلا إن هذا التنازل سوف لا يكون نافذ، ما لم يتم ذكره في وثيقة كتابة، تم تنفيذها علي حسب الأصول بواسطة كل الأطراف. الفشل أو تأخير أي طرف في طلب الإنجاز، بواسطة الطرف الأخر، لأي شرط من عقد إيجار الأرض هذا، سوف لا يؤثر علي حقه في أن يطلب تنفيذ هذا الشرط، ما لم يتم التنازل عن هذا الإنجاز، بواسطة هذا الطرف كتابة، وفقاً للشروط في هذه الإتفاقية. سوف لا يعتبر أو يفسر أي تنازل، بواسطة اي طرف، في حالة واحدة أو أكثر، عن أي حكم أو شرط، في عقد إيجار الأرض هذا، كتنازل أخر، في مناسبة مستقبلية أخري. كل المعالجات، سواء تحت عقد إيجار الأرض هذا، أو بواسطة القانون، أو منحت بغير ذلك، سوف تكون تراكمية و ليست بديلة.

15.4 Amendment

No modification, amendment or waiver of any provisions of this Land Lease shall be valid unless it is in writing and signed by all Parties

15.4 التعديل:

ليس هناك تغيير، أو تعديل، أو تنازل، عن أي شروط من عقد إيجار الأرض هذا، سوف يسري، ما لم يكون كتابة و موقع بواسطة

P O Box 50170 Fujairah U A E
Brooge Petroleum & Gas Invst. Co. FZC

حكومة الفجيرة - بلدية الفجيرة
Govt. of Fujairah

hereto.

أطراف هذه الإتفاقية.

15.5 Assignment

A Subject to the provisions in clause 2.3 above, neither Party may assign any of its rights or obligations, in part or in whole, under this Land Lease (collectively, an "Assignment") without the prior written consent of the other Party.

B The Lessee is entitled to assign, mortgage the storage tanks, plant, equipment, office buildings and movable property to be constructed on the leased premises whether partially or wholly to internationally reputed bank(s) for purposes of obtaining the needed finance required to build the project and/or any expansion thereafter. No assignment pursuant to clause 15.5 shall be effective unless and until the assignor has procured the proposed assignee to covenant directly with the other Party to observe and perform all the terms and conditions of this Land Lease and has provided to the other Party a certified copy of an Assignment agreement duly executed by the authorized signatories. For clarification, the Land shall not be subjected to any Lien.

15.5 التنازل:

أ- تبعاً لأحكام البند 2.3 أعلاه، لا يجوز لأي طرف أن يتنازل عن أي من حقوقه و إلتزاماته، جزئياً و كلياً، تحت عقد إيجار الأرض هذا (جميعاً "التنازل" بدون موافقة مسبقة من الطرف الأخر.

ب- يحق للمستأجر بأن يتنازل، يرهن خزانات التخزين، المنشأة، المعدات، مباني المكتب، و الممتلكات المنقولة، التي يتم تشييدها في المقر المؤجر، سواء جزئياً أو كلياً، إلي بنك (بنوك)عالمي ذو سمعة، لغرض الحصول علي التمويل المطلوب، لبناء المشروع و/أو أي إمتداد بعد ذلك. سوف لا يكون التنازل، تبعاً للبند 15.5 نافذ، ما لم و حتي المتنازل يجعل المتنازل له المقترح، أن يتعهد مباشرة مع الطرف الأخر، ليراقب و يؤدي كل أحكام و شروط عقد إيجار الأرض هذا، و أن يزود الطرف الأخر بنسخة مصدقة، من عقد التنازل، الموقع علي حسب الأصول، بواسطة الموقعين المعتمدين. للتوضيح، يجب ألا تكون الأرض خاضعة لأي حجوزات.

15.6 Headings

The headings contained in this Land Lease are solely for the convenience of the Parties hereto and should not be used or relied upon in any manner in the construction or interpretation of this Land Lease.

15.6 العناوين:

العناوين التي يحتويها عقد إيجار الأرض هذه، إنها منفردة لملائمة أطراف هذه الإتفاقية، ويجب عدم إستخدامها أو الإعتماد عليها علي أي نمط، في شرح و تفسير عقد إيجار الأرض هذا.

15.7 Invalidity

The invalidity or unenforceability of any provisions of this Land Lease shall be determined in accordance with clause 11 hereof. The Parties hereby agree to use good faith efforts to negotiate an equitable adjustment to any provision of this Land Lease determined to be invalid or unenforceable, with a view towards effecting the purpose of

15.7 عدم الصلاحية:

عدم صلاحية أو عدم القدرة علي تنفيذ أي شروط لعقد إيجار الأرض هذا، يجب أن تحدد وفقاً للبند 11، من هذه الإتفاقية. بموجب هذا توافق الأطراف علي إستخدام جهود النية الحسنة، لمناقشة موازنة عادلة اي شرط، لعقد إيجار الأرض هذا، تم تحديد أنه غير صالح أو غير قابل للتنفيذ، مع النظر إلي التأثير علي غرض عقد إيجار الأرض هذا، و الصلاحية و القدرة علي تنفيذ، الشروط المتبقية من عقد إيجار الأرض هذا، سوف لا تتأثر بذلك.

P O Box 50170 Fujairah U A E
Brooge Petroleum & Gas Invest. Co. FZC

Govt. of Fujairah

this Land Lease, and the validity or enforceability of the remaining provisions of this Land Lease shall not be affected thereby.

15.8 Governing Law

This Land Lease shall be governed by and construed in accordance with the Federal Laws of the United Arab Emirates and Fujairah Law.

15.8 قانون الإتفاقية:

أن عقد إيجار الأرض هذا، يحكم بواسطة و يفسر وفقا، للقوانين الإتحادية لدولة الإمارات العربية المتحدة و قانون الفجيرة.

15.9 Fridays and Holidays

Whenever the date for the performance of any term, condition, obligation, covenant, agreement or provision required or provided under this Land Lease falls on a Friday or legal holiday in the Emirate of Fujairah, such date shall be extended to the next succeeding Business Day.

15.9 أيام الجمعة و العطلات:

عند تاريخ إنجاز أي مدة، أو شرط، أو إلتزام، أو تعهد، أو إتفاق، أو حكم، مطلوب أو متوفر بموجب عقد إيجار الأرض هذا، وقع في يوم الجمعة أو عطلة رسمية، في إمارة الفجيرة، فإن هذا التاريخ يمد إلي يوم العمل التالي.

15.10 Confidentiality

Each Party shall hold, and shall use its best efforts to cause its representatives, to hold, in strict confidence from any other Person (other than any such representative or Financing Party) all documents and information concerning the other Party or any of its representatives furnished to it by the other Party in connection with this Land Lease or the transactions contemplated hereby unless:

A required to disclose any such information by judicial or administrative process (including in connection with obtaining from any Governmental Instrumentality the necessary approvals of this Land Lease and the transactions contemplated hereby) or by other requirements of Law;

B disclosed to Persons providing or proposing to provide financing to a Party; or

C disclosed in an action or proceeding brought by either Party in pursuit of its rights or in the exercise of its remedies hereunder. Notwithstanding the foregoing, this clause 15.10 shall not apply to such documents or

15.10 السرية:

يجب علي كل طرف أن يحفظ، و يستخدم أفضل جهوده مع ممثليه، ليحفظ، بثقة شديدة من أي شخص أخر (بخلاف أي ممثل أو طرف ممول)، كل المستندات و المعلومات، التي تخص الطرف الأخر أو ممثليه، تزود إليه بواسطة الطرف الأخر، فيما يتعلق بعقد إيجار الأرض هذا، أو المعاملات المعتزمة بموجب هذا العقد، ما لم:

أ- يطلب أن يكشف أي من هذه المعلومات، بواسطة إجراء قضائي أو إداري(يشمل فيما يتعلق بالحصول، من الأجهزة الحكومية، علي الموافقات الضرورية، لعقد إيجار الأرض هذا،و المعاملات المعتزمة بموجبه) أو عن الطريق المتطلبات الأخري للقانون.

ب- يكشف لأشخاص، يقوموا بتقديم، أو يعتزموا تقديم تمويل إلي طرف، أو

جـ- يكشف في إجراء أو دعوي، مقدمة بواسطة أي طرف، متابعة لحقوقه، أو في ممارسة معالجته، بموجب هذه الإتفاقية. بالرغم مما سبق، فإن هذا البند 15.10، سوف لا يطبق علي تلك المستندات أو المعلومات، التي:

1- معروفة سابقا بواسطة الطرف، الذي يستلم هذه المستندات أو المعلومات.

2- في المجال العام (سواء سابقة لـ أو بعد تزويد هذه المستندات أو المعلومات، بموجب هذا العقد)، بواسطة عدم الخطأ، لهذا الطرف المستلم، أو

3- فيما بعد، تكتسب بواسطة الطرف المستلم، من مصدر أخر، إذا كان هذا الطرف المستلم، ليس مدركا، أن هذا المصدر تحت إلتزام للطرف الأخر، ليحفظ هذه المستندات و المعلومات، سرية.

P O Box 50170 Fujairah U A E
Brooge Petroleum & Gas Invst. Co. FZC

Govt. of Fujairah

information that were

(1) previously known by the Party receiving such documents or information;

(2) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving Party; or

(3) later acquired by such receiving Party from another source if such receiving Party is not aware that such source is under an obligation to the other Party to keep such documents and information confidential.

15.11 Further Assurances

The Parties shall at all times do all such further acts and execute and deliver such further deeds and documents as shall be reasonably required in order to perform and carry out the provisions of this Land Lease.

15.12 Survival

The covenants and agreements of the Parties contained in clauses 7.1 hereof and in Clause 5, 10, 11and 15 hereof shall survive, as the case may be, any termination of this Land Lease that occurs prior to the Lease Expiration Date, for a period of five (5) years after such termination or expiration of this Land Lease.

15.13 Binding Effect

This Land Lease shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

16 Force Majeure

16.1 Force Majeure Events mean any events, acts or circumstances beyond the control of a Party, acting reasonably and prudently, affected by the cause and which, by the exercise of diligence, such Party is unable to foresee or prevent which may include (but not limited to) the following events:

(a) act of God, fire, flood, lightning storm, typhoon, earthquake, soil erosion or

15.11 تأكيدات إضافية:

سوف تقوم الأطراف، في كل الأوقات، بكل الأفعال الإضافية، و تنفذ، وتسلم، هذه السندات الإضافية و المستندات، كما يكون مطلوب بصورة معقولة، لاجل أداء و تنفيذ، شروط عقد إيجار الأرض هذا.

15.12 الإستمرار:

مواثيق و إتفاقات الأطراف، المحتوي عليها في البند 7.1 من هذه الإتفاقية و البنود 5،10،11، 15من هذه الإتفاقية، سوف تظل باقية، كما هو الحال، أي إنهاء لعقد إيجار الأرض هذا، الذي يحدث قبل، تاريخ إنتهاء الإيجار، لمدة خمسة سنوات(5) بعد هذا الإنهاء أو إنتهاء عقد إيجار الأرض هذا.

15.13 تطبيق ملزم:

سوف يكون عقد إيجار الأرض هذا ملزماً عند، و نافذ لمنفعة الأطراف بهذه العقد، و خلفائهم ذو الصلة، و المتنازل لهم المصرح لهم.

16.0 القوة القاهرة:

16.1- أحداث القوة القاهرة، تعني الأفعال و الظروف، التي تكون خارج نطاق تحكم الأطراف، والتصرف بعقلانية و حكمة، و تتأثر بواسطة السبب و التي، عن طريق ممارسة الإجتهاد، فإن الطرف غير قادر بأن يتنبأ أو يمنع، التي قد تضم(لكن ليس حصرا على) الأحداث التالية:

(أ) القضاء و القدر، الحريق، الفيضان، عواصف رعدية، إعصار، زلزال، تعرية التربة، و الأوبئة.

(ب) الحرب، المعركة، الثورة، الشغب، الإضطرابات المدنية، التمرد، التخريب، أفعال العدو العام، الحصار، المقاطعة، و الحظر.

(جـ) الإعتصامات، الإضرابات، أو الإضطرابات الصناعية

P O Box 50170 Fujairah U A E
Brooge Petroleum & Gas Invest. Co. FZC

Govt. of Fujairah
حكومة الفجيرة - بلدية الفجيرة

epidemics;

(b) war, battle, revolution, riot, civil disturbances, insurrection, sabotage, acts of public enemies, blockade, boycott or embargo;

(c) strikes, lockouts or other industrial disturbances; *provided, however* that the resolution of any strike, lockout or other industrial disturbance shall not be deemed to be within the control of either Party affected thereby solely because the same may be resolved by acceding to the demands of other parties to any labour dispute giving rise to such circumstance;

(d) Unreasonable change in laws, regulations and acts of any Governmental Instrumentality (whether or not legally valid);

(e) Closing or unavailability of harbours, ports, or other facilities required for the loading or unloading of any of the Products, if for reasons similar to those mentioned above.

الأخري، شريطة، لكن قرار أي إعتصام، إضراب، أو الإضطرابات الصناعية الأخري، يجب ألا يعتبر أنه في حدود تحكم أي من الطرفين المتأثر بذلك منفردا، لأن ذلك قد يتم حله بواسطة قبول طلبات الأطراف الأخرى، لأي نزاع عمال، يؤدي إلي نشوب مثل هذا الظرف.

(د) التغيير الغير معقول في القوانين، و اللوائح، و قرار الدوائر الحكومية (سواء كانت سارية قانونيا أم لا).

(هـ) إغلاق أو عدم توفر المرافئ، أو الموانئ، أو المرافق الأخري، المطلوبة لتحميل أو تفريغ أي منتجات، إذا كانت ناتجة عن الأسباب المذكورة أعلاه.

16.2 No Default

Any delays in or failure of performance by either Party shall not constitute default hereunder or give liability for any claims if and to the extent such delays in or failures of performance are caused by Force Majeure Events.

16.2 عدم القصور:

اي تأخير أو فشل في الإنجاز بواسطة أي طرف، سوف لا يشكل قصور، تحت هذه الإتفاقية، لا يعطي مسئولية عن أي مطالبة، إذا و إلي المدي أن هذا التأخير أو الفشل في الإنجاز، تم تسببيه بواسطة أحداث القوة القاهرة.

16.3 Notification

If either party is prevented from or delayed in performing any of its obligations under this Agreement by Force Majeure Events, such party shall immediately notify the other party in writing of the occurrence of the

16.3 الإخطار:

إذا أي طرف تم منعه من أو تأخيره في أداء أي من إلتزاماته، بواسطة أحداث القوة القاهرة، تحت هذه الإتفاقية، فيجب علي هذا الطرف، فورا، إخطار الطرف الأخر كتابة، عن حدوث ظروف تشكل القوة القاهرة. حالما عندما يتوقف حدث القوة القاهرة عن التأثير، فيجب علي الطرف الذي يعتمد علي ذلك، أن يعطي إنذار

P O Box 50170
Fujairah
U A E
Brooge Petroleum & Gas Invst. Co. FZE

حكومة الفجيرة - بلدية الفجيرة
Govt. of Fujairah

circumstances constituting Force Majeure. Forthwith upon the event of Force Majeure ceasing to have effect, the party relying upon it shall give written notice thereof to the other.

كتابة بذلك، للأخر.

16.4 No breach due to Force Majeure

Neither party shall be deemed to be in breach of this Agreement or be liable to the other for any delay in performance or non-performance of its obligations under this Agreement to the extent that such delay or non-performance is due to Force Majeure Events, of which it has notified the other party. The party claiming Force Majeure shall perform and observe its obligations under the Agreement in so far as the performance and observance thereof are not prevented by Force Majeure Events.

16.4 عدم الخرق بسبب القوة القاهرة:

سوف لن يعتبر أي طرف أنه في حالة خرق لهذه الإتفاقية، أو مسئولاً للأخر، عن أي تأخير في الأداء، أو عدم الأداء، لإلتزاماته، تحت هذه الإتفاقية، للمدى، أن هذا التأخير او عدم الأداء بسبب أحداث القوة القاهرة، وقد قام بإخطار الطرف الأخر عنها. وإن الطرف الذي يدعي القوة القاهرة، سوف يؤدي و يتقيد بإلتزاماته، تحت هذه الإتفاقية، بقدر الأداء و التقيد بهذه الإتفاقية، لم يتم إعاقتها بواسطة أحداث القوة القاهرة.

16.5 Efforts

The party claiming Force Majeure shall use reasonable efforts to promptly cure the effect of Force Majeure.

16.5 الجهود:

الطرف الذي يدعي القوة القاهرة، عليه أن يستخدم جهود معقولة، للعلاج الفوري لأثر القوة القاهرة.

16.6 Termination

Where an event of Force Majeure extends for more than ninety (90) consecutive days, either Party shall have the right to give to the other a notice to terminate this Agreement. In this event, the termination shall take effect seven (7) days after the notice is given.

16.6 إنهاء الإتفاقية:

عندما يمتد أثر القوة القاهرة، إلي أكثر من تسعين يوم متتالية (90)، سوف يكون لأي طرف الحق، في منح الطرف الأخر، إنذار بإنهاء هذه الإتفاقية. في هذا الحدث، سوف يكون الإنهاء نافذ، بعد سبعة أيام (7) من منح الإنذار.

IN WITNESS WHEREOF, the Parties hereto have caused this Land Lease to be executed by their respective duly authorised representatives as of the date first written above.

إثباتا لذلك، فإن أطراف هذا التعاقد، قامت بتوقيع عقد إيجار الأرض هذا، بواسطة الممثلين المعتمدين ذو الصلة، علي حسب الأصول، إعتباراً من التاريخ المذكور أعلاه.

Brooge Petroleum & Gas Invest. Co. FZC
P O Box 50170
Fujairah
U A E

حكومة الفجيرة - بلدية الفجيرة
Govt. of Fujairah

On Behalf of Fujairah Municipality

By: ____________________

Name: Mohd. Saif Al Afkham

Title: Director – Fujairah Municipality

Date:______________

Witnessed by:______________

Name:

بالنيابة عن بلدية الفجيرة

بواسطة: ____________

الإسم: محمد سيف الأفخم

الوظيفة: مدير – بلدية الفجيرة

التاريخ: ____________

الشهود:

بواسطة: ________________

الإسم:

On Behalf of Lessee

By:____________________

CEO – Vice Chairman

Date: 11/3/2013

Witnessed by:__________________

Name:

بالنيابة عن المستأجر

بواسطة:____________

الوظيفة:الرئيس التنفيذي- نائب رئيس مجلس الإدارة

التاريخ: ٢٠١٣/٣/١١

الشهود:

بواسطة: ____________

الإسم:

Annex 1

Description of the Leased Premises

ملحق 1

بيان المقر المستأجر